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                                                                    EXHIBIT 10.6

                                 LEASE AGREEMENT

BASIC LEASE PROVISIONS

ITEM 1: This Lease Agreement ("Lease") is made and entered into as of the __________ day of __________, 19__ between Lessor and Lessee herein below named.

ITEM 2:  "Lessor" Name:    5301 Hollister. L.P., a Texas Limited Partnership
         Address:          13405 Northwest Freeway. Suite 325
                           Houston. Texas 77040

         Address for payment
         & notices:        Same

         "Lessee" Name:    Allstate Dataworks. LLC
         Doing Business as (DBA):
         Address:          5301 Hollister, Suite 400
                           Houston. Texas 77040

         Lessee Address for
         billings:         Same

         Lessee Address for
         notices:          Same

ITEM 3:  Building Name:    5301 Hollister
         Building Address: 5301 Hollister
                           Houston, Texas 77040
         Relevant County   Harris

ITEM 4:  Leased Premises.   Floor fourth      Suite 400
         Net Rentable Area: 1684  sq. ft.
         Parking Spaces.(a) Covered Reserved three (3), (b) Unreserved three (3)

ITEM 5:  (a)  Total Net Rentable Area of Building:  66,084 sq. ft.
         (b)  Lessee's Building Expense Percentage: 2.55%

ITEM 6:  (a)  Base Monthly Rental        $1,824.33
         (b)  Parking Space Rent (per space per month): Reserved: $35.00
              Unreserved $0.00
         (c)  First month's rent (for November 1, 1997) due on Lease execution:
              $1,824.33
         (d)  Next Monthly Rent Due: December 1, 1997
         (e)  Building Operating Expense Stop (Building NRA X $N/A /sq ft.)
              1997 Base Year
         (f)  Relevant Market for CPI calculations: N/A
         Base Month for CPI calculations: N/A

ITEM 7:  (a) Commencement Date: November 1, 1997
         (b) Term: Thirty-Six (36) months (plus any partial month of commencement)
         (c) Projected Expiration Dale: October 31, 2000

ITEM 8: Security Deposit. $1,824.33; payable on execution of this Lease.

ITEM 9: Broker(s): Tony R. Allen/Yancey-Hausman & Associates


ITEM 10: Leasehold Improvements Plan Approval Date: N/A

ITEM 11: Guarantors:

ITEM 12: Permitted Office Use: General Office

ITEM 13: Normal Building Operating Hours: M F: 7:00 a.m. to 6:00 p.m.;
                                        Saturday. 8:00 a.m. to 12:00 p.m. (Noon)

ITEM 14: Allotted Number: Keys: three (3) ; Building Access Cards: three (3)

This Lease Agreement consists of 53 Articles on 23 pages, plus Exhibits A, B, C, D, F and 0 additional pages) of Addendum

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LESSOR                                                                   LESSEE

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                                   ARTICLE 1.
                                 LEASED PREMISES

         1.1 DEMISE; DESCRIPTION OF LEASED PREMISES. In consideration of the covenant of Lessee to pay rent as herein provided, and in consideration of the observance and performance by Lessee of other terms, provisions and covenants hereof, Lessor hereby leases, demises and lets to Lessee, and Lessee does hereby lease and take from Lessor that certain space described in Item 4 of the Basic Lease Provisions, located in the building described in Item 3 of the Basic Lease Provisions (hereinafter called the "BUILDING"). The Building is located on that certain tract or parcel of land located in the Relevant County referenced in
Item 3 of the Basic Lease Provisions, as is more particularly described on EXHIBIT "A" attached hereto and incorporated herein by this reference (the "LAND"). The space hereby leased in the Building is hereinafter called the "LEASED PREMISES", is identified on the floor plan marked Exhibit "B" attached hereto and made a part hereof for all purposes, and is leased and taken subject to all liens, covenants, easements, agreements and restrictions of record.

                                   ARTICLE 2.
                                      TERM

         2.1 TERM. This Lease shall be for a term as set forth in Item 7(b) of the Basic Lease Provisions. This Lease shall commence on the earlier to occur of
(i) the commencement date set forth in Item 7 of the Basic Lease Provisions (as extended, if extended), or (ii) the date Lessee lakes occupancy of any part of the Leased Premises (such earlier date, as and if extended pursuant to Article
2.2 hereof, being herein called the "COMMENCEMENT DATE"). The Lease Term shall include a period equal to the Lease Term as stated in Item 7 of the Basic Lease Provisions plus any partial month between the commencement date and the first of the following calendar month. This Lease shall expire at midnight on the last day of the Lease Term as so defined, unless earlier terminated as herein provided.

         2.2 PROJECTED COMMENCEMENT DATE; EXTENSION. Lessor expects to have the Leased Premises substantially completed and ready for occupancy by the commencement dale specified in Item 7 of the Basic Lease Provisions. In the event, however, the Leased Premises are not substantially completed and ready for occupancy by said specified date, for any reason or cause, Lessor shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof, nor shall this Lease become void or voidable, but rather the date of commencement of this Lease shall be extended to the date that the Leased Premises have been substantially completed and are ready for occupancy by Lessee. In such event, rental under this Lease shall not commence until such revised commencement date, and the expiration date hereof shall be extended so as to give effect to the full stated term.

         2.3 CONFIRMATION OF COMMENCEMENT DATE. When the Leased Premises are substantially completed and ready for occupancy and are occupied by Lessee, the parties shall at the request of either, execute a declaration specifying the commencement date and term hereof.

         2.4 NO DELAY BECAUSE TENANT REFUSES TO OCCUPY. There shall be no delay in the occurrence of the commencement date of this Lease and/or the commencement of payment of rental under this Lease by reason of Lessee's failure to occupy the Leased Premises on or before the commencement date or where Lessee causes a delay in completion of any of Landlord's work by failure to promptly approve plans, make material or color selections, or make other necessary decisions for the preparation of the Leased Premises for occupancy.

                                   ARTICLE 3.
                                   BASE RENTAL

         3.1 AMOUNT; PAYMENT TERMS. Lessee agrees to pay Lessor without any offset or deduction whatsoever, in lawful (legal tender for public or private debts) money of the United States of America at Lessor's address as set forth in
Item 2 of the Basic Lease Provisions or elsewhere as designated from time to time by Lessor's notice in writing to Lessee, the monthly sum set forth in Item 6(a) of the Basic Lease Provisions (hereinafter called "BASE RENTAL") on the first day of each calendar month, monthly in advance without demand, for each and every calendar month of the term of this Lease. Lessee also agrees to pay monthly the sum set forth in Item 6 of the Basic Lease Provisions for each allocated parking space.

         3.2 FIRST MONTH'S RENT. Lessee shall pay to Lessor, upon execution of this Lease, the sum set forth in Item 6(c) of the Basic Lease Provisions, representing payment of Base Rental for the first calendar month of the Lease term. If the term of this Lease commences on a day other than the first day of a calendar month, Lessee shall pay rental as provided herein for such commencement month on a pro rata basis, and the first month's rent paid by Lessee upon execution hereof shall apply and be credited to the next full month's rent due hereunder.

         3.3 NEXT MONTH RENT. The next monthly rental due under the terms of this Lease is payable on the date set forth in Item 6(d) of the Basic Lease Provisions.

         3.4 LAST MONTH'S RENT. If the term of this Lease expires on a day other than the first day of a calendar month. Lessee shall pay rental as provided herein for such expiration month on a pro rata basis.

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LESSOR                                                                   LESSEE

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         3.5 INDEPENDENT COVENANT; LATE CHARGE. This covenant by Lessee to pay rent shall be independent of any other covenant set forth in this Lease. Lessee shall be required to pay Lessor (as a late charge to compensate Lessor for the added administrative expense caused by such late payment) a sum equal to five percent (5%) of any monthly rental (or other amounts) required to be paid under the terms hereof should Lessee fail to pay such rental (or other amounts) within ten (10) days of the due date thereof provided in this Lease.

         3.6 LESSEE PAYS APPLICABLE TAXES. Lessee shall also pay to Lessor as additional rental under this Lease any excise, sales, privilege or gross receipts tax levied on rents or charges paid hereunder.

                                   ARTICLE 4.
                                SECURITY DEPOSIT

         4.1 AMOUNT; DEPOSIT. Lessee shall pay to Lessor, upon execution of this Lease the sum set forth in Item 8 of the Basic Lease Provisions as a security deposit (hereinafter called the "SECURITY DEPOSIT"). Such sum shall be held by Lessor as security for the faithful performance of Lessee's obligations hereunder. The Security Deposit shall not be assigned, transferred or encumbered by Lessee and any attempt to do so shall be void and shall not be binding upon Lessor.

         4.2 APPLICATION TO OBLIGATIONS OF LESSEE. If Lessee defaults with respect to any provision of this Lease or if Lessor makes any payment on behalf of Lessee which Lessee is required to make under the terms of this Lease, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's acts or default, or to compensate Lessor for any loss or damage which Lessor has suffered or may suffer by reason of Lessee's acts or default. If any portion of the Security Deposit is so used, applied or retained, Lessee shall, within ten (10) days of Lessor's demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessee's failure to so restore the Security Deposit shall entitle Lessor to exercise all remedies hereunder, which Lessor would have for Lessee's failure to pay rent, which extended beyond the applicable notice period.

         4.3 FORFEITURE FOR EARLY TERMINATION. If this Lease is terminated prior to the expiration of the stated term, Lessor may retain all of the Security Deposit as its minimum damages for such early termination, without prejudice to any other right, remedy or damage claim of Lessor hereunder.

         4.4 RETURN. If Lessee shall have fully and faithfully performed all of its obligations under this Lease, the Security Deposit (or the then remaining balance thereof) shall be refunded to Lessee promptly upon the expiration of the Lease term. In the event Lessor's interest in this Lease is sold, transferred or otherwise terminated, Lessor shall transfer the Security Deposit (or the remaining balance thereof) to its successor in interest and thereupon Lessor shall be discharged from any further liability with respect thereto. The provisions of this Article 4.4 shall also apply to any subsequent transferor.

                                   ARTICLE 5.
                                   DEFINITIONS

         5.1 NET RENTABLE AREA. For purposes of this Lease, the term "Net Rentable Area" (hereinafter called "NRA") shall mean and refer in the case of a single tenancy floor to (A) all floor area within the Leased Premises measured from (1) an imaginary exterior building perimeter comprised of either (i) the plane established by the outside surface of the outer glass of the exterior Building windows (ignoring protruding columns or walls), or (ii) the plane established by the inside of the finished column or wall of the Building which forms the exterior Building wall along the perimeter of the Leased Premises, whichever calculation results in the greater NRA, to (2) the inside surface of the same imaginary plane of the opposite exterior Building wall established in the same manner, excluding only the areas ("SERVICE AREAS") within the outside walls used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, vertical pipe shafts and vertical ducts, but including any such areas which are for the specific use of the particular tenant such as special stairs or elevators, plus (B) an allocation of the square footage of the Building's elevator and main mechanical rooms and ground and basement lobbies in the ratio that has been established by Lessor. In the case of a partial floor, "Net Rentable Area" (NRA) is calculated identically to the calculation set forth above except that (a) in clause (A)(1)(ii) the measurement shall instead be made to the mid-point of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called "COMMON AREAS"), and (b) there shall also be added to the NRA a proportionate part of the Common Areas located on such floor based upon the ratio which Lessee's NRA on such floor (but for such Common Area add-on) bears to the aggregate NRA on such floor (but for Common Area add-on). No deductions from NRA are made for columns or protections necessary to the Building. The NRA in the Leased Premises has in Lessor's opinion been calculated based on a reasonable approximation of the foregoing definition but is hereby stipulated to be the square footage set forth in Item 4 of the Basic Lease Provisions, whether the same should be more or less. Lessee shall have no right to remeasure or recalculate the NRA of the Leased Premises, which is conclusively stipulated by the parties to be the amount set forth in item 4 of the Basic Lease Provisions. The NRA in the Building has in Lessor's opinion been calculated on a reasonable approximation of the foregoing but is hereby stipulated for all purposes hereof to be as set forth in Item 5(a) of the Basic Lease Provisions, whether the same should be more or less (except that

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LESSOR                                                                   LESSEE

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additions or the total removal of space in the Building will allow Lessor to recalculate the Building NRA.

         5.2 BUILDING OPERATING EXPENSES. For purposes of this Lease, the term "BUILDING OPERATING EXPENSES" shall mean all expenses, costs and disbursements (but not replacement of capital investment items except as provided in Article 5.2(g), depreciation, debt service, income taxes, franchise taxes or specific costs especially billed to and paid by specific tenants) of every kind and nature which Lessor shall pay or become obligated to pay because of or in connection with the ownership and operation of the Land, the Building and all other improvements now or hereafter located thereon (hereinafter collectively called the "COMPLEX"), including, but not limited to, the following:

                  (a) Wages and salaries of all employees engaged in operating and maintenance, or security, of the Complex and personnel who may provide traffic control relating to ingress and egress to and from the Complex's parking area to the adjacent public streets. All taxes, insurance and benefits relating to employees providing these services shall be included.

                  (b) All supplies and materials used in operation and maintenance of the Complex.

                  (c) Cost of all utilities for the Complex.

                  (d) Cost of all maintenance, management and service agreements for the Complex and the equipment therein, including, but not limited to, alarm service (if any), window cleaning and elevator maintenance.

                  (e) Cost of all insurance relating to the Complex, including, but not limited to, the cost of casualty and liability insurance applicable to the Complex and Lessor's personal property used in connection therewith, worker's compensation and rental insurance.

                  (f) Cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Lessee or other third parties, and alterations paid for solely by tenants of the Building other than Lessee).

                  (g) Amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing operating costs, which may be required by any governmental authority, or which may be more cost effective than continued repairs. All such costs shall be amortized over the reasonable life of the capital investment items with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the Building.

                  (h) Lessor's central accounting costs applicable to the Complex.

                  (i) The total ad valorem taxes for the Complex, including all taxes and assessments and governmental charges, whether state, federal, county or municipal, and whether levied by a taxing district or authorities presently taxing the Building or the Complex or by others subsequently created, adjusted to reflect a valuation of the Complex at full appraised value, it being understood and agreed that such ad valorem taxes shall be computed on the accrual basis, notwithstanding the fact that the total Building Operating Expenses shall be computed on the cash basis.

All Building Operating Expenses shall be computed in accordance with generally accepted accounting principles, which shall be consistently applied. Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during any year of the term of this Lease, at Lessor's option, an adjustment shall be made in computing the Building Operating Expenses for such year so that the Building Operating Expenses shall be increased for such year to an amount that would have been incurred if the Building had been fully occupied during such year.

         5.3 NORMAL BUILDING OPERATING HOURS. For purposes of this Lease, the term "NORMAL BUILDING OPERATING HOURS" shall be as defined in Item 13 of the Basic Lease Provisions, excluding Sundays, New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas or other bank or legal holidays.

                                   ARTICLE 6.
                             ADDITIONAL MONTHLY RENT

         6.1 PAYMENT OBLIGATION. If for the calendar year in which this Lease commences (hereinafter called the "COMMENCEMENT YEAR"), or for any subsequent calendar year, the Building Operating Expenses adjusted by computing the Building Operating Expenses as though the Building has been fully occupied during such year exceed the amount provided in Item 6(e) of the Basic Lease Provisions, Lessee agrees to pay Lessor as additional rent, in the manner described in Article 6.2, an amount equal to Lessee's pro rata share of such excess as determined by Lessee's Building Expense Percentage as set forth in
Item 5(b) of the Basic Lease Provisions (hereinafter called "LESSEE'S BUILDING EXPENSE PERCENTAGE"), taking into account the actual expenses incurred during the months during the calendar year that Lessee occupied the Leased Premises or this Lease was in effect, whichever occurs first.

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         6.2 PERIODIC ESTIMATES; READJUSTMENTS; STATEMENTS. Lessor shall make a good faith estimate whether the actual amounts to be expended for Building Operating Expenses (or the each successive calendar year will exceed the amount set forth in Item 6(e) of the Basic Lease Provisions (the "EXCESS COSTS"). If Lessor estimates that such an overage will occur, the following provisions shall apply:

                  (a) If Lessor estimates that Excess Costs will occur with respect to the Commencement Year, Lessor shall deliver to Lessee a written statement setting forth Lessor's good faith estimate of Lessee's pro rata share (determined by Lessee's Building Expense Percentage) of the amount by which the expenditures for Building Operating Expenses for the Commencement Year will exceed the amount for Building Operating Expenses set forth in Item 6(e) of the Basic Lease Provisions, calculated as of the date of Lessee's occupancy of the Leased Premises or the date of commencement of this Lease as set forth in Item 7 of the Basic Lease Provisions, whichever occurs first. Beginning with the first calendar month commencing at least thirty (30) days following Lessee's receipt of Lessor's initial Excess Costs statement, Lessee shall pay as additional monthly rent (herein called "ADDITIONAL MONTHLY RENT") on the first day of each calendar month, in advance without demand, a monthly amount equal to one-twelfth (1/12) of Lessee's pro rata share of the estimated Excess Costs for the Commencement Year Lessee shall pay the Additional Monthly Rent for each succeeding month until Lessee receives a statement from Lessor in accordance with Article 6.2(b) specifying a different amount of Additional Monthly Rent. Following the closing of Lessor's operating expense books after the end of the Commencement Year, Lessor shall submit to Lessee a statement setting forth the exact amount of Lessee's pro rata share of the Excess Costs for the Commencement Year, and the difference, it any, between the amount of Additional Monthly Rent paid by Lessee for estimated Excess Costs for the Commencement Year and the actual amount of Lessee's pro rata share of the Excess Costs (or the Commencement Year. To the extent that such amount of Additional Monthly Rent paid by Lessee exceeds the actual amount of Lessee's pro rata share of the Excess Costs for the Commencement Year, Lessor shall credit such excess against the Additional Monthly Rent to be due in the calendar year following the Commencement Year. To the extent that the actual amount of Lessee's pro rata share of the Excess Costs for the Commencement Year exceeds such amount of Additional Monthly Rent paid by Lessee, Lessee shall pay such excess in cash within thirty (30) days after receipt of such statement from Lessor.

                  (b) If Lessor estimates that Excess Costs will occur with respect to any calendar year subsequent to the Commencement Year (hereinafter called "SUBSEQUENT YEAR"), Lessor may, prior to January 1 of such Subsequent Year or at any time thereafter, deliver to Lessee a written statement setting forth Lessor's good faith estimate of Lessee's pro rata share (determined by Lessee's Building Expense Percentage) of the Excess Costs for such Subsequent Year. Beginning January 1 of each such Subsequent Year, Lessee shall pay as Additional Monthly Rent, on the first day of each calendar month, in advance without demand, a monthly amount equal to one-twelfth (1/12) of Lessee's pro rata share of the estimated Excess Costs for such Subsequent Year (or, if Lessor has not provided a statement for that year, for the most recent year for which an Excess Costs statement has been provided). Lessee shall pay the Additional Monthly Rent for each succeeding month (including into successive Subsequent Years) until Lessee receives a new statement from Lessor in accordance with this
         Section 6.2(b) (additional adjustment notices may also be given at such interim intervals as Lessor may deem appropriate for adjustments during any year) specifying a different amount of Additional Monthly Rent. Any interim notice of an increased estimate of Excess Costs for the Subsequent Year in progress may require retroactive payment to the first of the year based on the revised estimate or may require that the underpayment be made up in such increments as Lessor may specify. Following the closing of Lessor's operating expense books after the end of each Subsequent Year, Lessor shall submit to Lessee a statement setting forth the exact amount of Lessee's pro rata share of the Excess Costs for such Subsequent Year, and the difference, if any, between the amount of Additional Monthly Rent paid by Lessee for estimated Excess Costs for such Subsequent Year and the actual amount of Lessee's pro rata share of the Excess Costs for such Subsequent Year. To the extent that such amount of Additional Monthly Rent paid by Lessee exceeds the actual amount of Lessee's pro rata share of the Excess Costs for such Subsequent Year, Lessor shall credit such excess against the Additional Monthly Rent to be due in the calendar year following such Subsequent Year. To the extent that the actual amount of Lessee's pro rata share of the Excess Costs for such Subsequent Year exceeds such amount of Additional Monthly rent paid by Lessee, Lessee shall pay such excess in cash within thirty (30) days after receipt of such statement from Lessor.

                  (c) Lessee's covenant to pay its pro rata share of the Excess Costs under this Article 6.2 shall survive the expiration or early termination of this Lease and Lessor shall have the right to retain the Security Deposit, or so much thereof as Lessor deems necessary, to secure payment of Lessee's pro rata share of the Excess Costs for the portion of the final year of this Lease during which Lessee was obligated to pay such Excess Costs. If the final year of this Lease is less than a full calendar year, Lessee's pro rata share of the Excess Costs for such partial year shall be calculated by proportionately reducing the amount of Building Operating Expenses set forth in Item 6(e) of the Basic Lease Provisions, to reflect the number of months in the final calendar year of the term of this Lease, which reduced amount shall then be compared with the actual Building Operating Expenses for said partial year, whether paid or accrued, to determine the amount, if any, of any increases in the actual Building Operating Expenses for such partial year over the proportionately reduced amount of the amount of Building Operating Expenses set forth in item 6(e) of the Basic Lease Provisions. Tenant shall pay its pro rata share of any such increases within thirty (30) days following receipt of notice thereof.


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Lessor shall endeavor to prepare and deliver all annual adjustment statements required under this Article 6.2 on or before April 1 of the year following the calendar year for which payment of Additional Monthly Rent is required, but in no event shall Lessor's failure to do so constitute a waiver of any Additional Rent due hereunder.

         6.3 LESSEE'S AUDIT RIGHTS. Lessee at its expense shall have the right al all reasonable times within ninety (90) days after Lessee's receipt of the annual adjustment notice for Building Operating Expenses for a given year, but not thereafter, to audit Lessor's books and records relating to the Additional Monthly Rent for the year to which such annual adjustment statement relates; or, at Lessor's option and in lieu of Tenant's audit rights, Lessor will provide such audit prepared by a certified public accountant of its choice.

         6.4 AUTOMATIC BASE RENT INCREASES. In addition to any Additional Monthly Rent owed or to be owed by Lessee under the provisions of Article 6.1 through Article 6.3, the Base Rental (as defined in Article 3.1) shall be adjusted upward or downward as provided below in this Article 6.4, provided that in no event shall the Base Rental be reduced below the initial Base Rental specified in Article 3.1. Effective as of each anniversary dale of the commencement of this Lease, the Base Rental shall be adjusted for the next succeeding twelve (12)-month period in an amount equal to the percentage change in the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers (1967 = 100) (hereinafter called the "INDEX") published by the Bureau of Labor Statistics of the United States Department of Labor, for the Relevant Market specified in Item 6(f) of the Basic Lease Provisions (or for the state in which the Relevant Market is located, if no Index is published for the Relevant Market specified) from the closest date of publication of the Index prior to the effective date of such adjustment. Lessor shall furnish Lessee a written statement at least fifteen (15) days prior to the effectiveness of such adjustment, wherein the adjusted Base Rental and the calculations used to determine the amount of adjustment shall be set forth. As adjusted, the Base Rental shall be the Base Rental for purposes of Article 3.1, until the effective date of the next such annual adjustment, and as used in this Lease, the term "Base Rental" shall mean and refer to the Base Rental specified in Article 3.1, as adjusted by the provisions of this Article 6.4. If publication of the Index shall be discontinued on that portion thereof relating to the Relevant Market (and for the state in which such Relevant Market is located), the parties hereto shall thereafter accept comparable statistics on the cost of living for the United States, as they shall be computed and published by an agency of the United States government, or by a responsible financial periodical or recognized authority then to be selected by Lessor.

                                   ARTICLE 7.
                           USE OF THE LEASED PREMISES

         7.1 LIMITED PERMITTED USE. Lessee will use and occupy the Leased Premises only for general office purposes as offices for the Permitted Office Use specified in Item 12 of the Basic Lease Provisions, and for no other purpose without the prior written consent of Lessor.

         7.2 NO ALTERATIONS. Lessee shall not make or allow to be made any alterations or physical additions in or to the Leased Premises without the prior written consent of Lessor, which consent may be given subject to such reasonable conditions as Lessor may require or impose. No structural changes to the Leased Premises shall be made or permitted to be made by Lessee without Lessor's prior written consent, which consent may be withheld by Lessor for any reason. Any and all such alterations, physical additions or improvements shall be made by Lessor and, when made to the Leased Premises, shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease by lapse of time or otherwise; provided, however, this Article 7.2 shall not apply to movable equipment or furniture owned by Lessee.

         7.3 CERTAIN SPECIFIC PROHIBITIONS. Notwithstanding the Permitted Business Use, Lessee will not use, occupy or permit the use or occupancy of the Leased Premises for any purpose which is, directly or indirectly, forbidden by law, ordinance or governmental or municipal regulation or order, or which may be dangerous to life, limb or property; or permit the maintenance of any public or private nuisance; or do or permit any act or thing which may disturb the quiet enjoyment of any other tenant of the Building; or keep any substance or carry on or permit any operation which might emit offensive odors or conditions into other portions of the Building; or use any apparatus which might make undue noise or set up vibrations in the Building; or permit anything to be done which would increase the fire and extended coverage insurance rate on the Building or contents, and if there is any increase in such rates by reason of the acts of Lessee, then Lessee agrees to pay such increase promptly upon demand therefor by Lessor Lessee agrees specifically that no food, soft drink or other vending machine will be installed or operated within the Leased Premises.

                                   ARTICLE 8.
                           SERVICES PROVIDED BY LESSOR

         8.1 LESSOR'S BASIC SERVICES. Lessor covenants and agrees with Lessee to use its best efforts to furnish Lessee, at Lessor's expense except as otherwise provided in Article 6 and below in this Article 8, and subject to the Rules and Regulations described in Article 24 1, the following services during the Lease term while Lessee is occupying the Leased Premises and while Lessee is not in default of this Lease:

                  (a) Central heating and air conditioning service in season, as reasonably required for comfortable use in occupancy during Normal Building Operating Hours (as defined in Article 5.3). Lessor shall furnish additional central heating and air conditioning service in season required for comfortable use in occupancy

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         during other than Normal Building Operating Hours provided that Lessee agrees in advance of the request of such service to reimburse Lessor on demand for its then prevailing charge for overtime air conditioning and heating service. Whenever machines or equipment which generate heat are used in the Leased Premises and affect temperature otherwise maintained by the Building air conditioning system, Lessor reserves the right to install supplementary air conditioning units in the Leased Premises and the cost of such units as well as the cost of installation, operation and maintenance thereof shall be paid by Lessee to Lessor.

                  (b) Electricity as required for (i) building standard fluorescent light fixtures installed by Lessor and (ii) electricity as required for incidental office use such as typewriters, voice writers, calculating machines and other machines of similar low electrical consumption, provided that (A) the connected electrical load of the incidental use equipment does not exceed the "MAXIMUM ALLOWED INCIDENTAL ELECTRICAL USAGE" (being one watt multiplied by the number of square feet of NRA in the Leased Premises multiplied by the number of Normal Building Operating Hours), (B) the connected electrical load of permitted incidental use electrical equipment in the Leased Premises shall never exceed one watt per square foot of the Leased Premises for any hour, and (C) the electricity so furnished for incidental uses shall be nominal 120 volts and no electrical circuit for the supply of such incidental uses shall have a current capacity exceeding 15 amperes. Subject to the limitations stated above, Lessee shall have the right to use electricity for permitted incidental uses after Normal Building Operating Hours provided that the overall incidental electrical usage for the Leased Premises does not exceed the Maximum Allowed Incidental Electrical Usage. Lessee shall bear the utility cost, including, but not limited to, any increased air conditioning costs, occasioned by the use of special lighting in excess of building standard.

                  (c) Cold water for drinking, lavatory and toilet purposes drawn through fixtures installed by Lessor in public or common areas and hot water for lavatory purposes from regular Building supply at prevailing temperature.

                  (d) Janitor service in and about the Leased Premises, five (5) nights per week, including such exterior window washing as may be reasonably required, provided. however, that Lessee shall pay, as additional rent, any additional costs attributable to the cleaning of improvements within the Leased Premises other than building standard improvements.

                  (e) Automatic passenger elevator(s) in common with other tenants for ingress and egress to and from the Leased Premises, twenty-four (24) hours a day, seven (7) days per week. Freight services in common with other tenants will be provided only at times to be agreed upon by Lessor and Lessee.

                  (f) At Lessor's option, blinds, draperies or other type coverings of exterior and interior windows as determined by Lessor. Lessor reserves the right to install, maintain and operate uniform window coverings in all windows either exterior or interior.

                  (g) Maintenance of building standard fluorescent lighting fixtures installed by Lessor and replacement of defective lamps in such fixtures as needed from time to time for efficient operations. Lessee shall be responsible for the cost of maintenance of all non-building standard light fixtures and for providing to Lessor's maintenance personnel necessary replacement bulbs or tubes.

If excess service usage is permitted by Lessor, Lessee shall pay to Lessor upon demand Lessor's prevailing charge therefor as additional rental due under this Lease.

         8.2 FAILURE TO PAY FOR EXCESS USAGE. If Lessee fails to pay promptly when due any additional rent provided for in Article 8.1, Lessor, upon ten (10) days' written notice to Lessee, may discontinue furnishing all or any part of the services described in Article 8.1. No such discontinuance shall be deemed an eviction or disturbance of Lessee's use of the Leased Premises or render Lessor liable for damages or relieve Lessee from any obligation under this Lease.

         8.3 NO WARRANTY AGAINST INTERRUPTION. Lessor does not warrant that any service will be free from interruption caused by repairs, renewal, improvements, changes of service, alterations, strikes, lockouts, labor controversies, accidents. intentional misconduct or negligence of third parties including other tenants, inability to obtain fuel or power at a reasonable cost or other causes not entirely within Lessor's control. No such interruption shall be deemed an eviction or disturbance of Lessee's use and possession, or a breach by Lessor of its obligations or render Lessor liable for damages, by abatement of rent or otherwise, or relieve Lessee from any obligation under this Lease. If such service can be restored by repairs on the grounds of the Complex, and such repairs are within Lessor's authority and control, Lessor shall exercise due diligence to restore such interrupted service upon receipt of written notice from Lessee. Should any equipment or machinery at the Complex break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair such equipment or machinery, and so long as Lessor uses reasonable diligence to restore same, Lessee shall have no claim for rebate of rent or damages or other relief on account of any interruption of services resulting therefrom.

         8.4 NON PAYMENT OF EXCESS OR ANCILLARY SERVICES. In the event that Lessor furnishes extra or additional services (over and above those provided for in Article 8.1) at Lessee's request or in accordance with a prior agreement with Lessee wherein Lessee agrees to pay for such services, and Lessee fails to pay for such

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services when payment is due, Lessor shall be entitled, following ten (10) days'
written notice to Lessee of such default and in Lessor's sole discretion, to discontinue all such services and all other services provided under this Lease. The money due for extra or additional services requested by Lessee or called for under any such separate agreement shall be deemed additional rent due hereunder, and such additional rent shall be subject to all of the provisions in this Lease pertaining to the payment of rental.

         8.5 EXCESS ELECTRICITY USAGE; BILLING. Notwithstanding any other term or provision of this Lease to the contrary, Lessee shall pay to Lessor, monthly, as billed, such charges as may be separately metered or as Lessor's engineer may compute for any electric services utilized by Lessee in excess of the amounts provided as part of the rent pursuant to Article 8.1(a) or (b). No failure of Lessor to bill Lessee for excess use for any particular period shall be deemed a waiver of such amounts or of the right to bill Lessee for excess use for any other period.

         8.6 KEYS. Lessor shall furnish Lessee, free of charge, the Allotted Number (per Item 14 of the Basic Lease Provisions) of keys for each corridor door entering the Leased Premises and (if applicable) the Allotted Number of building access cards if the Building has a regulated entry system. Additional keys and Building access cards will be tarnished at a charge by Lessor on an order signed by Lessee or Lessee's authorized representative. All such keys and access cards shall at all times remain the property of Lessor. No additional locks shall be allowed on any door of the Leased Premises without Lessor's permission, and Lessee shall not make or permit to be made any duplicate keys, except those furnished by Lessor. Upon termination of this Lease, Lessee shall surrender to Lessor all keys to the Leased Premises, all Building access cards and all parking access cards (if applicable), and give to Lessor the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Leased Premises. Lessor shall not be liable to Lessee for losses due to theft, burglary, or for damages done by unauthorized persons on the Leased Premises.

         8.7 LETTERING OF MAIN ENTRY DOOR; DIRECTORY LISTING. Lessor shall provide and install, at Lessor's cost, all letters or numerals on or adjacent to doors in the Leased Premises; all such letters and numerals shall be in the building standard graphics and placed in a location specified by Lessor. No other types of lettering shall be used or permitted on the Leased Premises, nor shall the location thereof be changed except at the request or with the approval of Lessor. Lessor shall provide and install, at Lessor's expense, a Building standard listing for Lessee on the Building Directory Board.

                                   ARTICLE 9.
                             LEASEHOLD IMPROVEMENTS

         9.1 LESSOR'S CONSTRUCTION OBLIGATION. In preparing the Leased Premises for occupancy by Lessee, Lessor shall be required to bear the expense of installing the items listed on EXHIBIT "C" attached hereto and incorporated herein by this reference, only to the extent that they do not exceed the respective allowances indicated on such EXHIBIT "C". Lessor shall partition and prepare the Leased Premises in accordance with the Plans; provided, however, that Lessor shall not be required to install any partitions or improvements which are not in conformity with the plans and specifications for the Building or which are not approved by Lessor's architect, and Lessor shall be required to bear the expense of installing the items listed on EXHIBIT "C" hereto only to the extent that such items do not exceed the respective allowances indicated on such EXHIBIT "C".

         9.2 LESSEE'S COOPERATION TO FACILITATE DESIGN. Lessee agrees to meet with a representative of the office design consultant designated by Lessor for the purpose of preparing a detailed floor plan layout, together with detailed working drawings and written instructions (hereinafter called the "PLANS"), reflecting the partitions and improvements desired by Lessee in the Leased Premises. The Plans shall be prepared by such office design consultant in conformity with the plans and specifications for the Building and shall be approved by Lessee no later than the Leasehold Improvements Plan Approval Date set forth in Item 10 of the Basic Lease Provisions. The cost of preparation of the plans and specifications for building standard items listed on EXHIBIT "C" hereto shall be borne by Lessor, and the cost of preparation of the plans and specifications for all items in excess of building standard shall be borne by Lessee.

         9.3 LESSEE'S FINANCIAL OBLIGATION. All installations in excess of the allowances set forth on EXHIBIT "C" shall be for Lessee's account and at Lessee's cost (and Lessee shall pay ad valorem taxes thereon). The cost chargeable to Lessee shall be equal to Lessor's actual cost of such excess items plus an additional charge of fifteen percent (15%) to cover overhead, and shall be payable by Lessee to Lessor as additional rent hereunder promptly upon being invoiced therefor. Failure by Lessee to pay such amount in full within thirty
(30) days shall constitute failure to pay rent when due and an event of default by Lessee hereunder, giving rise to all remedies available to Lessor under this Lease and at law for nonpayment of rent Lessee shall receive credit for any building standard items not used in the improvement of the Leased Premises only if Lessee substitutes upgraded or improved materials for such unused item or items.

         9.4 LESSOR HAS NO CONSTRUCTION OBLIGATION IF EXHIBIT "C" IS DELETED. It there is no EXHIBIT "C" attached to this Lease, or if it is marked out, it is agreed that Lessee has acknowledged that the Leased Premises are complete in a manner acceptable to Lessee, that they are accepted in "AS IS" condition, with all faults, and that Lessor shall have no construction obligations whatsoever relating to the Leased Premises (unless Lessor and Lessee have executed a written work letter dated on or after the date of this Lease). In the event EXHIBIT "C" is deleted, the commencement date shall occur on the earlier of the two alternative dates set forth in Article 2.1 and the terms of Article 2.2 shall not apply.

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LESSOR                                                                   LESSEE

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                                   ARTICLE 10.
                                QUIET POSSESSION

         10.1 LESSOR'S EXCLUSIVE COVENANT. Upon payment by Lessee of the rents provided for in this Lease, and upon the observance and performance of all the covenants, terms and conditions on Lessee's part to be observed and performed, Lessee shall, subject to the terms and provisions of this Lease, peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised, against any and all interference therewith by the affirmative acts of Lessor, its employees or agents, and against any person who may claim superior title to the Leased Premises by, through or under Lessor, but not otherwise. Lessor shall under no circumstances be held responsible for restriction or disruption of access to the Building from public streets caused by construction work or other actions taken by or on behalf of governmental authorities, or for actions taken by other tenants (their employees, agents, visitors, contractors or invitees), or any other cause not entirely within Lessor's direct control, and same shall not constitute a constructive eviction of Lessee or give rise to any right or remedy of Lessee against Lessor of any nature or kind. This covenant of quiet enjoyment is in lieu of any covenant of quiet enjoyment provided or implied by law, and Lessee expressly waives any such other covenant of quiet enjoyment to the extent broader than the covenant contained in this Article 10.

                                   ARTICLE 11.
                         CONDITION OF PREMISES; REPAIRS

         11.1 LESSEE'S ACCEPTANCE OF POSSESSION; LESSEE'S MAINTENANCE AND REPAIR. Taking possession of the Leased Premises by Lessee shall be conclusive evidence as against Lessee that the Leased Premises were substantially completed and then in good order and in satisfactory condition when possession was so taken No promises of Lessor to alter, remodel, improve, repair, decorate or clean the Leased Premises or any part thereof have been made, and no representation respecting the condition of the Leased Premises, the Building or the Complex, has been made to Lessee by or on behalf of Lessor except to the extent expressly set forth herein. Except for any damage directly resulting from the negligence of Lessor, Lessee shall at its own expense keep the Leased Premises in good repair and tenantable condition and shall promptly and adequately repair all damage to the Leased Premises, whether or not caused by Lessee or any of its employees, agents, licensees or invitees, including, but not limited to, replacing or repairing all damaged or broken glass, fixtures and appurtenances, under the supervision and with the approval of Lessor and within any reasonable period of time specified by Lessor. If Lessee does not do so promptly and adequately, Lessor may, but need not, make such repairs and replacements and Lessee shall pay Lessor the cost thereof. This Lease does not grant any right to light or air over or about the Leased Premises. Except as expressly stated in Article 8.1, Lessor shall have no obligation to perform any maintenance or make any repairs in or to the Leased Premises

         11.2 LESSOR'S RIGHT OF ENTRY. Lessor, its officers, agents and representatives. subject to any security regulations imposed by any governmental authority, shall have the right to enter all parts of the Leased Premises at all reasonable hours to inspect, clean, make repairs, alterations and additions to the Building or the Leased Premises which Lessor may deem necessary or desirable, or to provide any service which Lessor is obligated to furnish to Lessee, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof. Unless otherwise stipulated in this Lease, Lessor shall not be required to make any improvements or repairs of any kind or character on, in or to the Leased Premises during the term of this Lease except as expressly required by Article 8.1 hereof. The obligation of Lessor to provide janitorial service to the Leased Premises shall be limited to building standard items only. All work to be performed by Lessor inside the Leased Premises at times when Lessee is conducting business therein shall be diligently performed and conducted so as to keep any interference with Lessee's normal business operations to a reasonable level giving due consideration to customary practice in the office building industry and the economics of providing such service or making such repair.

                                   ARTICLE 12.
                            COMMON AREAS AND PARKING
                               FACILITIES; PARKING

         12.1 LESSEE'S LIMITED RIGHTS IN THE COMMON AREAS; LESSOR'S RIGHTS. All automobile parking areas, driveways, entrances and exits thereto, and other facilities (including, but not limited to, all parking areas, truck ways, loading areas, pedestrian walkways and ramps, landscaped areas, lobbies, and stairways) from time to time provided by Lessor for the general use in common of tenants, their officers, agents, employees, invitees, licensees, visitors and customers, shall be at all times subject to the Rules and Regulations and the terms hereof. Lessor shall also have the right from time to lime to establish, modify and enforce Rules and Regulations of general applicability with respect to all facilities and areas described in this Article 12.1. Without limiting the generality of the foregoing provision, Lessor shall have, with respect to such areas and facilities, the right to do any of the following

                  (a) To construct, maintain, operate and alter lighting facilities on or in such areas and facilities,

                  (b) To clean and maintain such areas and facilities,

                  (c) From time to time to change the area, level, location and arrangement of parking areas and other parking facilities, and to reserve certain parking areas for visitor parking only or for the exclusive use of particular tenants.

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                  (d) To change, alter, relocate, rearrange, convert or
         eliminate common areas provided adequate parking remains;

                  (e) To restrict parking to tenants, their officers, agents, invitees, employees, licensees, visitors and customers, and discourage non-customer parking by instituting restricted access systems, parking permits or stickers and/or a system of validation for visitor parking;

                  (f) To close all or any portion of such areas or facilities to such extent as may, in the opinion of Lessor's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein or to close temporarily all or any portion of the public areas or facilities;

                  (g) To charge a fee for visitor and/or customer parking; and

                  (h) To do and perform such other acts in and to such areas and facilities as, in the use of Lessor's business judgment, Lessor shall determine to be advisable with a view to the improvement of the efficiency, productivity and/or profitability thereof.

         12.2 LESSEE'S PARKING RIGHTS. Lessee shall be entitled to the use of parking spaces in the Complex as specified in Item 4 of the Basic Lease Provisions. Lessee shall have no other parking rights except that it shall be entitled to have its customers and visitors make use of visitor parking areas subject to the terms of Article 12.1, above. All parking rental called for pursuant to Item 6(b) of the Basic Lease Provisions shall be deemed additional rental due by Lessee to Lessor pursuant to this Lease, and Lessor shall have all of the same rights and remedies in the event of Lessee's failure to pay parking rental as it has for Lessee's failure to pay any other rental due hereunder. Lessor shall be entitled to designate the location from time to time of any reserved parking spaces allocated to Lessee herein.

                                   ARTICLE 13.
                           LESSOR'S CASUALTY INSURANCE

         13.1 LESSOR'S CASUALTY INSURANCE. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance issued by and binding upon an insurance company licensed to do business in the State of Texas, insuring the Building and covered parking facilities against loss or damage from the perils which Lessor deems necessary in such amounts as Lessor determines. Lessor shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease, which Lessee may bring or obtain upon the Leased Premises, or any additional improvements, which Lessee may construct on the Leased Premises. If the annual premiums charged Lessor for such casualty insurance exceed the standard premium rates because of the extrahazardous nature of Lessee's operation. Lessee shall, upon receipt of appropriate premium invoices, reimburse Lessor for such increases in such premiums. Nothing contained in this Article 13.1, however, shall be construed as permitting Lessee to operate in such a way as to result in any extrahazardous exposure.

                                   ARTICLE 14.
                          LESSOR'S LIABILITY INSURANCE

         14.1 LESSOR'S LIABILITY INSURANCE. At Lessor's election. Lessor may maintain a policy or policies of comprehensive general liability insurance issued by and binding upon an insurance company licensed to do business in the State of Texas, such insurance to afford such protection as Lessor shall determine in it sole discretion.

                                   ARTICLE 15.
                               LESSEE'S INSURANCE

         15.1 LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease, a policy of commercial general liability insurance in the minimum amount of $2,000,000 combined annual aggregate limits for bodily injury and property damage (with no lower per occurrence limits), specific to this location only, including contractual liability coverage, insuring Lessee against any liability arising out of the use, occupancy and/or maintenance of the Leased Premises, or arising out of this Lease, and naming Lessor as an additional insured. The limit of such insurance shall not, however, limit the liability of Lessee under this Lease Insurance required under this Article 15.1 shall be with companies acceptable to Lessor and licensed to do business in the State of Texas.

         15.2 LESSEE'S DELIVERY OF POLICIES/CERTIFICATES OF INSURANCE. Within five (5) days of the earlier to occur of the date on which the Lease commences or the date Lessee takes occupancy of the Leased Premises, Lessee shall furnish Lessor with a copy of the policy evidencing the insurance required by Article 15.1, or, if Lessor so requests, a copy of the policy. The certificate or the policy, as the case may be, must state the no modification or cancellation of the coverage may be effected without at least fifteen (15) days' prior written notice to Lessor. If Lessee shall fail to procure and maintain such insurance, Lessor may, but shall not be required to, procure and maintain such insurance at Lessee's sole expense which amount shall be paid by Lessee to Lessor upon demand as additional rent hereunder.

         15.3 CASUALTY INSURANCE. Lessee shall at all times insure all of the furniture, furnishings, fixtures, equipment and personal property of Lessee, its employees, agents and personnel at any time and from time to time

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anywhere on the premises of the Leased Premises or the Complex, under a standard form policy of casualty insurance, with a one hundred percent replacement cost endorsement, and a stated value endorsement specifying an amount not less than the actual replacement cost thereof. Any deductible shall be at Lessee's sole risk, as it relates to Lessee's waiver of claims set forth in Article 16 hereof.

                                   ARTICLE 16.
                          WAIVER OF SUBROGATION RIGHTS

         16.1 WAIVER OF CLAIMS AND SUBROGATION. Notwithstanding anything in this Lease to the contrary, LESSOR AND LESSEE EACH HEREBY WAIVES ANY AND ALL RIGHTS OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION, AGAINST THE OTHER, ITS AGENTS, OFFICERS OR EMPLOYEES, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or the Building, or any improvements thereto, or any personal property of such party in the Leased Premises or the Building, or on the grounds of the Complex, by reason of fire, the elements, or any other cause which is or was required to have been insured against under the terms of Articles 13 or 15 hereof, REGARDLESS OF CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF THE OTHER PARTY HERETO, ITS AGENTS, OFFICERS OR EMPLOYEES (BUT EXCLUDING WILLFUL ACTS OF MISCONDUCT), and covenants that no insurer of any such loss shall hold any right of subrogation against such other party. In respect to Lessor's waiver, such waiver shall be effective only to the extent of insurance proceeds received or receivable pursuant to any such policy. To the extent of any excess loss, recovery against Lessee is not hereby waived and released.

         16.2 INAPPLICABLE IF REQUIREMENTS VOID COVERAGE. Article 16.1 shall be inapplicable only if and to the extent it would have the effect of invalidating any insurance coverage of Lessor or Lessee.

                                   ARTICLE 17.
                        DAMAGE BY FIRE OR OTHER CASUALTY

         17.1 DAMAGE OR DESTRUCTION ATTRIBUTABLE TO LESSEE. Subject to the terms of Article 16, if the Leased Premises, the Building or its covered parking structures shall be damaged by fire or other casualty resulting from any act, fault or negligence of Lessee, its agents, employees or invitees, then (unless Lessor elects to terminate pursuant to one of the following provisions hereof) such damage shall be repaired by and at the expense of Lessee under the direction and supervision of Lessor and rent shall continue without abatement.

         17.2 SUBSTANTIAL DESTRUCTION. If the Building should be so badly damaged by such fire or other casualty as to make the Leased Premises or any material part of the Building (in excess of 10% of the total NRA of the Building) untenantable, then, in any such event, Lessor shall have the option to
(a) terminate this Lease by written notice delivered to Lessee within sixty (60) days following the event of such damage or destruction, in which event neither party hereto shall thereafter have any further or future obligations hereunder, or (b) continue this Lease in force and effect. If Lessor elects option (b), Lessor shall, upon receipt of insurance proceeds adequate therefor, diligently repair and restore the damaged or destroyed improvements to substantially the same condition existing prior to such damage or destruction. For the period beginning on the date that the Leased Premises were rendered untenantable to the date of restoration of the Leased Premises to substantially the same condition existing prior to such damage or destruction, provided that such casualty was not caused by negligence, fault or acts of Lessee, its agents, employees or invitees, the rental payable hereunder shall be proportionately abated to the extent that Lessee does not actually conduct business upon or within untenanlable portion of the Leased Premises following such casualty. For purposes of this Article, "UNTENANTABLE" shall mean that the Leased Premises have been made unaccessible or unfit, in Lessor's reasonable opinion, for use for the purposes set forth in Article 7.1 as a result of fire or other casualty.

         17.3 MINOR DESTRUCTION. If a fire or other casualty occurs to the Building but does not render the Leased Premises or a material part of the Building (as defined in Article 17.2, above) untenantable, this Lease shall continue in force and effect (unless terminated by Lessor pursuant to Article 17.5), and Lessor shall, upon receipt of insurance proceeds adequate therefor, diligently repair and restore the damaged improvements to substantially the same condition existing prior to such damage. Provided that such casualty was not caused by negligence, fault or acts of Lessee, its agents, employees or invitees, then for the period during which Lessee is deprived of any part of the Leased Premises by reason of such damage and the repair or restoration of the Leased Premises, the rental payable hereunder shall be proportionately abated to the extent that Lessee does not actually conduct business upon or within untenantable portion of the Leased Premises following such casualty.

         17.4 DAMAGE TO PARKING STRUCTURES. If the covered parking structures in the Complex should be totally or substantially destroyed by fire or other casualty, then Lessor may, at Lessor's option, elect to either (i) terminate this Lease, and such option to terminate shall be exercised by written notice delivered to Lessee within sixty (60) days following the event of such damage or destruction, or (ii) continue this Lease in full force and effect without rental abatement of any kind other than abatement of parking rental to the extent and for the period that Lessee does not have access to the parking provided for hereunder, or reasonably equivalent parking facilities. If Lessor elects to exercise such option to terminate this Lease, neither party hereto shall thereafter have any obligation hereunder for liabilities accruing subsequent to the date Lessee actually vacates the Leased Premises.

         17.5 UNAVAILABILITY OF INSURANCE PROCEEDS. Lessor's obligation to repair and restore the Leased Premises, the Building or covered parking structures in the event of a fire or other casualty as provided for in this
Article 17 shall not require Lessor to expend funds in excess of insurance recoveries made by reason of such fire or other casualty. In the event insurance recoveries are not sufficient to make the repairs and restoration provided

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

for in this Article 17, or such proceeds are required by Lessor's lender to be applied to indebtedness secured by the Complex, then Lessor may, at Lessor's option, terminate this Lease by written notice to Lessee within thirty (30) days after Lessor makes the determination of inadequacy or unavailability of insurance proceeds. If Lessor elects to exercise such option to terminate this Lease, neither party hereto shall have any further or future obligations hereunder as of the date Lessee vacates the Leased Premises, except those that may have theretofore accrued.

         17.6 ADJUSTMENT OF RENT ON TERMINATION. In the event this Lease is so terminated as provided for in Article 17.2, 17.4 or 17.5, the rentals payable hereunder shall be adjusted as of the date of such termination (or the date on which Lessee fully vacates the Leased Premises, whichever is later), and any rental paid for any period beyond such later date shall be promptly refunded to Lessee.

         17.7 EXTENSION IN THE EVENT OF ABATEMENT. In the event abatement of rentals as provided for in Article 17.2 or 17.3 should occur, then, at Lessor's option, the term of this Lease then in effect shall be extended for an amount of time equal to the period of such rental abatement.

                                   ARTICLE 18.
                            INDEMNIFICATION OF LESSOR

         18.1 LESSOR'S LIMIT OF LIABILITY. Lessor shall not be liable for any injury, including death, or damage occurring on or about the Leased Premises or other portion of the Complex unless caused by the direct negligence of Lessor, or of its agents, representatives, or employees acting within the course and scope of their agency or employment. LESSEE WAIVES AND RELEASES ALL CLAIMS AGAINST LESSOR, ITS AGENTS, REPRESENTATIVES AND EMPLOYEES FOR ANY INJURY, INCLUDING DEATH, OR DAMAGE, EITHER PROXIMATE OR REMOTE, OCCURRING ON THE LEASED PREMISES OR OTHER PORTION OF THE COMPLEX. THROUGH, CAUSED BY, OR RESULTING FROM ANY REPAIRS, ALTERATIONS, DEFECTS OR CONDITIONS OF, IN, ON OR TO THE LEASED PREMISES OR OTHER PORTIONS OF THE COMPLEX.

         18 2 LESSEE'S INDEMNITY. LESSEE AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS LESSOR FROM ANY AND ALL CLAIMS AND LIABILITIES (INCLUDING ATTORNEY'S
FEES) FOR INJURY TO PERSONS (INCLUDING DEATH) OR DAMAGE OR LOSS TO PROPERTY, INCLUDING, BUT NOT LIMITED TO, MOTOR VEHICLES, OCCASIONED BY, RESULTING FROM OR IN ANY WAY CONNECTED TO ANY ACT OR OMISSION OF LESSEE, ITS AGENTS, EMPLOYEES, VISITORS, PATRONS, LICENSEES, CONTRACTORS OR INVITEES OCCURRING IN ANY WAY UPON THE LEASED PREMISES, THE COMPLEX, THE BUILDING, PARKING AREAS AND DRIVEWAYS.

                                   ARTICLE 19.
                    LIMITATION OF LESSOR'S PERSONAL LIABILITY

         19.1 ABSOLUTE LIMITATION OF LESSOR'S LIABILITY. Notwithstanding anything to the contrary or apparent contrary in this Lease, Lessee specifically agrees to look solely to Lessor's interest in the Building for the recovery of any judgment from Lessor, it being agreed that Lessor shall never be personally liable for any such judgment. Lessee hereby expressly waives any right to recover for any claims against Lessor to the extent not recoverable from Lessor's interest in the Building, whether based on Lessor's alleged negligence, breach of contract or otherwise. The foregoing is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest, or any other action not involving the personal liability of Lessor to respond in monetary damages from assets other than Lessor's interest in the Building or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Lessor.

                                   ARTICLE 20.
                           DAMAGE TO LESSEE'S PROPERTY

         20.1 LESSEE'S RISK. All property in, on or about the Leased Premises, the Building or the Complex belonging to Lessee, its agents, representatives, employees, visitors, contractors, patrons or licensees shall be there at the risk of Lessee, and Lessor shall not be liable for, and Lessee agrees to indemnify, defend and hold harmless Lessor from and against any and all claims (including attorney's fees) for damages to, or liabilities resulting from, theft, misappropriation or loss of such property, whether such claim is based in whole or in part on the alleged negligence of Lessor, or its employees, agents or representatives, or any party over whom Lessor is alleged to have authority or control.

                                   ARTICLE 21.
                                  CONDEMNATION

         21.1 EFFECT OF TAKING. If there shall be taken by exercise of the power of eminent domain during the term of the Lease any part of the Leased Premises or the Building, Lessor may elect either to terminate this Lease and all future obligations of the parties hereunder, or to continue this lease in effect. It Lessor elects to continue the lease, the rental shall be reduced in proportion to the area of the leased Premises so taken and Lessor shall repair any damage to the Leased Premises or the Building resulting from such taking. All sums awarded or agreed upon between Lessor and the condemning authority for the taking of the interest of Lessor or Lessee, whether as damages or as compensation, shall be the property of Lessor and Lessee hereby assigns to Lessor any right of Lessee therein or claim of Lessee thereto. If Lessor elects to terminate this Lease, rental shall be payable up to the date that possession is taken by the condemning authority, and Lessor will refund to Lessee any prepaid

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unaccrued rent less any sum then owing by Lessee to Lessor.

                                   ARTICLE 22.
                             ASSIGNMENT OR SUBLEASE

         22.1 NO ASSIGNMENT. Lessee shall not sublet all or any part of the Leased Premises without the prior written consent of Lessor, and any attempted or purported sublease or assignment by Lessee without Lessor's prior written consent shall be void at the option of Lessor.

         22.2 NOTICE OF PROPOSED SUBLET OR ASSIGNMENT. In the event Lessee should desire to assign this Lease or sublet the Leased Premises or any part thereof, Lessee shall give Lessor written notice of such intent, including the name and address of the proposed sublessee or assignee, a current financial statement of the proposed sublessee or assignee, and all information concerning the proposed sublease or assignment, at least sixty (60) days in advance of the date on which Lessee desires to make such sublease or assignment.

         22.2 LESSOR'S OPTIONS UPON RECEIPT OF NOTICE. Lessor shall have a period of thirty (30) days following receipt of such notice within which to notify Lessee in writing that Lessor elects:

                  (a) to terminate this Lease as to the space so affected as of the date so specified by Lessee in which event Lessee will be relieved of all further obligation hereunder as to such space, and may (without obligation to do so) lease all or part of such terminated space to the proposed assignee or subLessee, or

                  (b) to permit Lessee to assign or sublet such space; provided, however, that if the rental rate agreed upon between Lessee and the sublessee is greater than the rental rate that Lessee must pay Lessor, then such excess rental shall be deemed additional rent owed by Lessee to Lessor and shall be paid by Lessee to Lessor in the same manner that Lessee pays the Base Rental as specified in Article 3; or

                  (c) to refuse to consent to Lessee's assignment or subleasing such space and to continue this Lease in full force and effect as to the entire Leased Premises.

If Lessor should fail to notify Lessee in writing of such election within such thirty (30) day period, Lessor shall be deemed to have elected option (c) above. If Lessor elects to exercise option (b) above, Lessee agrees to provide at Lessee's expense, direct access from such sublet space to a public corridor of the Building. No assignment or subletting by Lessee shall relieve Lessee of any then existing or future accruing obligation under this Lease. Any and all consideration paid to Lessee in connection with any sublease or assignment in excess of the rental called for herein shall be for Lessor's account and shall be paid over to Lessor by Lessee upon Lessee's receipt thereof.

                                   ARTICLE 23.
                              ASSIGNMENT BY LESSOR

         23.1 LESSOR MAY ASSIGN. Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligation hereunder and in the Complex and property referred to in this Lease, and in such event and upon its transferee's assuming Lessor's future accruing obligations hereunder, no further liability or obligation shall thereafter accrue against Lessor under this Lease.

                                   ARTICLE 24.
                              RULES AND REGULATIONS

         24.1 ADOPTION BY LESSOR: LESSEE'S COMPLIANCE. Lessee agrees to comply with all reasonable rules and regulations that Lessor may adopt from time to time for operation of the Complex, parking areas and drives and protection and welfare of the Complex and covered parking structures, its tenants, visitors and occupants. Present rules and regulations entitled "Rules and Regulations" are attached to this Lease as Exhibit "D" and are incorporated herein by this reference. Any amendments, modifications or additions to such Rules and Regulations shall become a part of this Lease upon delivery of a copy thereof to Lessee in accordance with Article 43.1 of this Lease.

                                   ARTICLE 25.
                            GOVERNMENTAL REGULATIONS

         25.1 LESSEE MUST COMPLY. Lessee shall, at Lessee's sole cost and expense, comply with all requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force or which may hereafter be in force, pertaining to Lessee's use of the Leased Premises, and shall faithfully observe in the use of the Leased Premises all municipal and county ordinances and state and federal statutes, laws and regulations now in force or which may hereafter be in force.

                                   ARTICLE 26.
                            SOLICITATION OF BUSINESS

         26.1 NO SOLICITATION PERMITTED. Lessee and Lessee's employees, officers, agents, licensees and invitees shall not solicit business in the Building or the Building's parking facilities or common areas or elsewhere within

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the Complex, nor shall Lessee distribute any handbills or other advertising matter on automobiles parked in the parking facilities or in common areas.

                                   ARTICLE 27.
                       TAXES ON LESSEE'S PERSONAL PROPERTY

         27.1 LESSEE RESPONSIBLE FOR TAXES. Lessee shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by Lessee.

                                   ARTICLE 28.
                       MECHANIC'S AND MATERIALMEN'S LIENS

         28.1 LESSEE NOT AUTHORIZED TO CREATE. Lessee shall pay promptly all contractors and materialmen, and prevent the filing and attachment of any lien or claim of lien to the Leased Premises, the Complex and/or this Lease. Nothing herein shall be read or construed to authorize Lessee to construct any improvements on behalf of Lessor or to create on behalf of or for the account of Lessor any mechanic's, malerialman's or other lien of any kind on the Land, Building or any part of the Complex (other than Lessee's leasehold interest in the Leased Premises under this Lease), and such authority is hereby expressly denied to Lessee

         28.2 LESSEE'S OBLIGATIONS TO OBTAIN RELEASE. Should any such lien notice be made or filed against the Land, the Complex or Lessee's leasehold interest, Lessee shall bond against (in form, amount and content satisfactory to Lessor) or discharge the same within fifteen (15) days after written request by Lessor (which period shall be in lieu of any notice or opportunity to cure required by Article 31.1 hereof). In the event of Lessee's failure to do so Lessor may (among its other remedies) pay the amount thereof and add the cost, including attorney's fees (plus a seven and one half percent (7.5%) charge for Lessor's overhead and administrative costs) to the next month's rental due hereunder.

                                   ARTICLE 29.
                               LESSOR'S MORTGAGES

         29.1 SUBORDINATION. Lessor and Lessee hereby agree that this Lease shall be and is hereby declared to be and is hereby made subject and subordinate to any first mortgage or first deed of trust now or at any time hereafter affecting the Leased Premises.

         29.2 ATTORNMENT. In the event of a foreclosure of the first mortgage or first deed of trust, Lessee agrees to attorn to the mortgagee or its successors in interest upon demand.

         29.3 FURTHER ASSURANCE DOCUMENTS. Lessee agrees to execute an appropriate instrument furnished by Lessor or its mortgagee to further confirm the subordination of this Lease to any such mortgage and Lessee's attornment, but such further instrument shall not be necessary to effectuate the subordination or attornment herein provided for. Lessee hereby appoints Lessor or its successors in interest as its attorney-in-fact to execute any and all documents necessary to effectuate all the provisions of this Article 29.

                                   ARTICLE 30.
                               LESSEE'S COVENANTS

         30.1 COVENANTS. Lessee hereby covenants and agrees (among its other covenants herein) as follows:

         (a) To pay all rent or other monies as such become due and payable to Lessor under this Lease, at all times and in the manner specified, including, but not limited to, the late charge provided for in Article 3.5, if applicable, and to pay interest on all past due rental amounts and other past due payments at the maximum rate of interest permitted by Article 5069-1.04 of the Texas Revised Civil Statutes, as amended, from the due date until paid.

         (b) To permit Lessor to install signs on the interior or exterior of the Building, or change the name of the Building or street address after thirty
(30) days' written notice of Lessor's intention to do so.

         (c) To permit Lessor six (6) months prior to the termination of this Lease to show the Leased Premises during business or nonbusiness hours to prospective lessees and to advertise the Leased Premises for rent.

         (d) To surrender and return the Leased Premises and all keys, equipment and fixtures of Lessor in as good condition as when Lessee originally took possession, ordinary wear and tear, fire or other casualty not caused by Lessee's negligence, and natural deterioration alone excepted, promptly at the termination of this Lease by lapse of time or otherwise; provided, however, that all Lessee's fixtures and personal property shall be removed on or prior to the date of termination of this Lease and those fixtures and personal property not removed from the Leased Premises within ten(10) days after date of termination of this Lease shall be conclusively presumed to have been abandoned by Lessee and title thereto shall, at Lessor's election, pass to Lessor under this Lease as a bill of sale.

         (e) Not to advertise the business, profession or activities of Lessee in any manner which violates the

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letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the Building for any purpose other than that of the business address of Lessee or use pictures or likenesses of the Building or the Building name in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material, without Lessor's prior written consent.

         (f) To conduct its business and control its agents, employees, invitees, customers and visitors in such manner as to not create any nuisance, or interfere with, annoy or disturb any other tenant or Lessor in its operation of the Building.

         (g) Not to permit, erect and/or place drapes, furniture, fixtures, shelving, display cases or tables, lights, signs or advertising devices in front of or in the proximity of interior and exterior windows, glass panels or glass doors providing a view into the interior of the Leased Premises unless same shall have been first approved in writing by Lessor.

         (h) To observe and perform each and all of the terms, provisions and agreements of this Lease to be observed and performed by Lessee.

                                   ARTICLE 31.
                      DEFAULT BY LESSEE; LESSOR'S REMEDIES

         31.1 EVENTS OF DEFAULT. Each of the following acts or omissions of Lessee or occurrences shall constitute an event of default (hereinafter called an "EVENT OF DEFAULT"):

         (a) Failure or refusal by Lessee to make the timely and punctual payment of any rent or other sums payable under this Lease when and as the same shall become due and payable, provided that Lessor has given Lessee three (3) days' written notice that such amount is overdue; provided further, however, that once Lessor has given Lessee two (2) such notices during the term of this Lease for any one or more times that any payments are not made when due hereunder, Lessor shall not be required to give further notice or any notice at all with respect to subsequent defaults, and the failure or refusal by Lessee to timely make any payment thereafter due hereunder shall immediately constitute an Event of Default entitling Lessor to pursue its remedies without notice or demand. For purposes of this Lease, a monthly statement indicating any rent or other sum is "past due" shall constitute sufficient notice under this Section 31.1(a) that rent or other sums are past due and payable hereunder; or

         (b) Abandonment or vacating of the Leased Premises or any significant portion thereof by Lessee, or taking such action as in the reasonable judgment of Lessor evidences an intent to so vacate or abandon; or

         (c) The filing or execution or occurrence of a petition in bankruptcy or other insolvency proceeding by or against Lessee or any Guarantor; or petition or answer seeking relief against Lessee or any Guarantor under any provision of the U.S. Bankruptcy Code; or an assignment for the benefit of creditors or composition of the debts or obligations of Lessee or any Guarantor; or a petition or other proceeding by or against Lessee or any Guarantor for the appointment of a trustee, receiver or liquidator for such party or any of its property; or a proceeding by any governmental authority for the dissolution or liquidation of Lessee or any Guarantor; or

         (d) Any attempt by Lessee to assign or otherwise transfer, sublease or encumber this Lease, or any interest herein, or the occupation or use of the Leased Premises, or any portion thereof, by persons other than Lessee in violation of Article 22; or,

         (e) Failure by Lessee in the performance or compliance with any of the agreements, terms, covenants or conditions provided in this Lease, other than those referred to in Article 31.1(a) through (d), for a period of ten (10) days after notice from Lessor to Lessee specifying the items in default; or

         (f) Default by Lessee under any other lease made by Lessee (or any party related to or affiliated with Lessee) for any other space in the Building; or

         (g) Lessor's determination that any financial or other information provided by Lessee or any Guarantor regarding its assets, business or status is or was when given inaccurate, untrue or incorrect in any material respect.

         31.2 CERTAIN LESSOR REMEDIES. This Lease is subject to the limitation that if and whenever any Event of Default shall occur, Lessor may, at its option and without prior verbal or written notice to Lessee, in addition to all other rights and remedies given hereunder or by law or equity, continue this Lease in full force and effect and/or do any one or more of the following, automatically reserving its claims for damages as hereinafter stated:

         (a) Terminate this Lease, in which event Lessee shall immediately surrender possession of the Leased Premises to Lessor; and/or

         (b) Enter upon and take possession of the Leased Premises and expel or remove Lessee and any other occupant therefrom with or without having terminated the Lease; and/or

         (c) Alter locks and other security devices at the Leased Premises;
and/or

         (d) Discontinue any construction of improvements to the Leased Premises called for in this Lease.

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         31.3 NO IMPLIED ACCEPTANCE OF SURRENDER. Exercise by Lessor of any one
or more remedies granted under Article 31.2 or otherwise available shall not be deemed to be an acceptance of surrender of the Leased Premises by Lessee, whether by agreement or by operation of law, it being understood that such surrender can be effected only by express written notice from Lessor to Lessee that Lessor is releasing Lessee from all further obligation hereunder.

         31.4 LESSEE'S LIABILITY UPON TERMINATION. In the event Lessor elects to terminate the Lease by reason of an Event of Default, then notwithstanding such termination, Lessee shall be liable for and shall pay to Lessor, at Lessor's address as shown in Item 2 of the Basic Lease Provisions, the sum of all rent and other indebtedness accrued to the date of such termination, and all expenses incurred by Lessor as provided in Article 31.6, plus, as damages, an amount equal to the rental payable hereunder for the remaining portion of the Lease term (had such term not been terminated by Lessor prior to the stated term set forth in the Basic Lease Provisions), less the fair market rental value of the Leased Premises for the remaining portion of the Lease term, as determined by Lessor. Lessor and Lessee hereby agree that such fair market rental value shall in no event be deemed to exceed fifty percent (50%) of the rental payable hereunder for the remaining portion of the Lease term; provided, however, that in the event Lessor relets or lists the Leased Premises for reletting (including any ongoing general listing with a licensed broker for leasing of space in the Building generally) following a termination of this Lease as a result of a Tenant default, Lessor and Lessee hereby stipulate and agree that the fair market value of the Leased Premises for the period between the date that the Leased Premises are listed as available for lease and the date of judgment in a suit by Landlord herein shall not exceed the lesser of (i) fifty percent (50%) of the rental that would have accrued hereunder for that period, or (ii) the actual net amount collected by Lessor as a result of such reletting, if any. The foregoing fifty percent (50%) limitation on the credit for the fair market rental value of the Leased Premises following default shall be limited to situations where termination by Lessor is the result, in whole or in part, of
(A) defaults by Lessee in the nature specified in Articles 31.1(a), (b), (c), and (d), above (which are hereby stipulated and agreed to go to the essence of this Lease and to be material defaults), and (B) defaults by Lessee under Articles 31.1(e) and (f) only to the extent that the particular default in question under Article 31.1(e) or (f) is material in the context of the overall agreement of the parties represented by this Lease (provided that a violation of any use restriction contained herein is expressly stipulated to constitute a material default by Lessee).

         31.5 LESSEE'S LIABILITY UPON REPOSSESSION. In the event that Lessor elects to repossess the Leased Premises without terminating the lease, Lessee shall, at Lessor's election, be liable for and shall pay to Lessor at Lessor's address as shown in Item 2 of the Basic Lease Provisions, either of the following: (a) All rent and other indebtedness accrued to the date of such repossession, plus rent required to be paid by Lessee to Lessor during the remainder of the Lease term as stated in Item 7 of the Basic Lease Provisions, diminished by any net sums, thereafter received by Lessor through reletting the Leased Premises during such period (after deducting expenses incurred by Lessor as provided in Article 31.6), it being expressly agreed that re-entry by Lessor will not affect the obligations of Lessee for the unexpired term of the Lease; in no event shall Lessee be entitled to any excess of the rent obtained by reletting over and above the rent herein reserved; and actions to collect amounts due by Lessee as provided in this Article 31.5 may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of the Lease term; or (b) The sum of all rent and other indebtedness accrued to the date of such termination, and all expenses incurred by Lessor as provided in Article 31.6, and, without prior notice to Lessee Lessor may accelerate and declare immediately due and payable all rentals payable hereunder for the remaining portion of the Lease term (had such term not been terminated by Lessor prior to the date of expiration stated in Item 7 of the Basic Lease Provisions); provided, however, that Lessee shall be entitled to a credit against such accelerated rentals for the fair market rental value of the Leased Premises for the remaining portion of the lease term, as determined by Lessor. Lessor and Lessee hereby agree that such fair market rental value shall in no event be deemed to exceed fifty percent (50%) of the rental payable hereunder for the remaining portion of the Lease term; provided, however, that in the event Lessor relets or lists the Leased Premises for reletting (including any ongoing general listing with a licensed broker for leasing of space in the Building generally) following a termination of this Lease as a result of a Tenant default, Lessor and Lessee hereby stipulate and agree that the fair market value of the Leased Premises for the period between the date that the Leased Premises are listed as available for lease and the date of judgment in a suit by Landlord herein shall not exceed the lesser of (a) fifty percent (50%) of the rental that would have accrued hereunder for that period, or (b) the actual amount collected by Lessor as a result of such reletting, if any. The foregoing fifty percent (50%) limitation on the credit for the fair market rental value of the Leased Premises following default shall be limited to situations where termination by Lessor is the result, in whole or in part, of defaults in the nature of those specified in Article 31.4(A) or (8), above.

         31.6 OTHER LIABILITIES OF LESSEE. If an Event of Default occurs, Lessee shall, in addition to all amounts due under Article 31.4 and Article 31.5, be liable for and shall pay to Lessor (to the extent that any such amount is not also deducted from the credit given Lessee for rent received by Lessor from any reletting), at Lessor's address as shown in Item 2 of the Basic Lease Provisions and in addition to any sum provided to be paid elsewhere in this Article 31, any and all of the following described amounts:

(a) Broker's fees payable to Lessor or any affiliates of Lessor or any outside broker in connection with reletting the whole or any part of the Leased Premises;

(b) The cost of removing and storing Lessee's or other occupant's property;

(c) The cost of repairing, altering, remodeling or otherwise pulling the Leased Premises into a condition acceptable to a new tenant or tenants; and

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         (d) All reasonable expenses incurred by Lessor in enforcing Lessor's remedies, including, but not limited lo, reasonable attorney's fees (which shall in no event be less than fifteen percent (15%) of the amount due Lessor). Past due rental amounts, including, but not limited to, Base Rental, Additional Rent, Additional Monthly Rent, amounts payable in accordance with Article 9.3, all late charges and other past due payments shall bear interest at the maximum rate permitted by Article 5069-1.04 of the Texas Revised Civil Statutes, as amended, from due date until paid.

         31.7 RIGHT TO CHANGE LOCKS. In the event that Lessor is entitled to change the locks at the Leased Premises pursuant to any of the foregoing provisions, Lessee agrees that entry may be gained for that purpose through use of a duplicate or master key or any other peaceable means, that same may be conducted out of the presence of Lessee if Lessor so elects, that no notice shall be required to be posted by the Lessor on any door to the Leased Premises (or elsewhere) disclosing the reason for such action or any other information, and that Lessor shall not be obligated to provide a key to the changed lock to Lessee unless Lessee shall have first:

         (1) brought current all payments due to Lessor under this Lease; provided, however, that if Lessor has theretofore formally and permanently repossessed the Leased Premises by notice pursuant to Article 31.2(b), hereof, or has terminated this Lease by notice pursuant to Article 31.2(a) hereof, then Lessor shall be under no obligation to provide a key to the new lock(s) to Lessee regardless of Lessee's payment of past-due rent or other past-due amounts, damages, or any other payments or amounts of any nature or kind whatsoever;

         (2) fully cured and remedied to Lessee's satisfaction all other defaults of Lessee under this Lease (but if such defaults are not subject to cure, such as early abandonment or vacating of the Leased Premises, then Lessor shall not be obligated to provide the new key to Lessee under any circumstances); and

         (3) given Lessor security and assurance reasonably satisfactory to Lessor that Lessee intends to and is able to meet and comply with its future obligations under this Lease, both monetary and non-monetary.

Lessor will, upon written request by Lessee, at Lessor's convenience and upon Lessee's execution and delivery of such waivers and indemnifications as Lessor may require, at Lessor's option either (i) escort Lessee or its specifically authorized employees or agents to the Leased Premises to retrieve personal belongings and effects of Lessee's employees (as opposed to property which is an asset of Lessee or any Guarantor), and property of Lessee that is not subject to the landlord's liens and security interests described in Article 33.1, below, or
(ii) obtain from Lessee a list of such property described in (i), above, and arrange for such items to be removed from the Leased Premises and made available to Lessee at such place and at such time in or about the premises of the Building as Lessor may designate; provided, however, that if Lessor elects option (ii), then Lessee shall be required to deliver to Lessor such waivers and indemnifications as Lessor may require in connection therewith, and pay in cash in advance to Lessor (A) the estimated costs that Lessor will incur in removing such property from the Leased Premises and making same available to Lessee at the stipulated location, and (B) all moving and/or storage charges theretofore incurred by Lessor with respect to such property. The provisions of this Article
31.7 are intended to override and supersede any conflicting provisions of the Texas Property Code (including, without limitation, Sections 93.001 et seq. thereof, as enacted effective September 1, 1989, and any amendments or successor statutes thereto), and of any other law, to the maximum extent permitted by applicable law.

         31.8 LESSOR'S RIGHT TO RELET. In the event of termination or repossession of the Leased Premises for an Event of Default, Lessor shall not have any obligation to relet or attempt to relet the Leased Premises, or any portion thereof, or to collect rental after reletting; but Lessor shall have the option to relet or attempt to relet. In the event of reletting, Lessor may relet the whole or any portion of the Leased Premises for any period, to any tenant, for any rental, and for any use and purpose.

         31.9 LESSOR'S RIGHT TO REMEDY. If Lessee should fail to make any payment or cure any default under this Lease within the time period (if any) provided for in Article 31.1, above, Lessor, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Lessee (and enter the Leased Premises for such purpose), and thereupon Lessee shall be obligated to, and hereby agrees to, pay Lessor, upon demand, all costs, expenses and disbursements (including, but not limited to, reasonable attorney's fees) incurred by Lessor in taking such remedial action.

         31.10 ATTORNEY'S FEES. In the event Lessee makes default in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor places the enforcement of this Lease, or any part thereof, or the collection of any rent or other amount due, or to become due hereunder, or recovery of the possession of the Leased Premises in the hands of an attorney or collection agency, or files suit upon this lease, Lessee agrees to pay Lessor's actual attorney's fees and costs of collection, which shall in no event be less than fifteen percent(15%) of the amount due to Lessor.

                                   ARTICLE 32.
                      DEFAULT BY LESSOR; LESSEE'S REMEDIES

         32.1 NOTICE TO LESSOR. In the event of any default by Lessor, Lessee's exclusive remedy shall be, subject to the limitation provided in Article 19.1, an action for damages (Lessee hereby waiving the benefit of any laws granting Lessee a lien upon the property of the Lessor and/or upon rent due Lessor), but prior to any such action Lessee shall give Lessor written notice specifying such default with particularity, and Lessor shall thereupon have thirty (30) days (plus such additional reasonable period as may be required in the exercise by Lessor of due

                                      -17-
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LESSOR                                                                   LESSEE
diligence) in which to cure any such default. Unless and until Lessor fails to so cure any default after such notice, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be construed as covenants, not conditions; all such obligations will be binding upon Lessor only during the period of its ownership of the Building and the Complex and not thereafter. Under no circumstances whatsoever shall Lessor ever be liable hereunder for consequential damages or special damages.

         32.2 NOTICE TO LESSOR'S MORTGAGEE(S). If the Building and/or the Leased Premises are at any time subject to a mortgage and/or mortgage and deed of trust, then in any instance in which Lessee gives notice to Lessor alleging default by Lessor hereunder, Lessee shall also simultaneously give a copy of such notice to each Lessor's mortgagee (provided that such mortgagee shall have furnished written notice to Lessee of such mortgagee's address), and each Lessor's mortgagee shall have the right (but not the obligation) to cure or remedy such default, during the period that it is permitted to Lessor hereunder, plus an additional period of thirty (30) days, and Lessee shall accept such curative or remedial action (if any) taken by Lessor's mortgagee, with the same effect as if such action had been taken by Lessor.

                                   ARTICLE 33.
                                  LIEN FOR RENT

         33.1 LIEN. In consideration of the mutual benefits arising under this Lease, Lessee and Guarantor(s) hereby grant to Lessor a lien and security interest on all property of Lessee and Guarantor(s) now or hereafter placed in or upon the Leased Premises, and such property shall be and remain subject to such lien and security interest of Lessor for payment of all rent and other sums agreed to be paid by Lessee and Guarantor(s) under or with respect to this Lease. The provisions of this Article 33.1 relating to such lien and security interest shall constitute a security agreement under the Texas Uniform Commercial Code so that Lessor shall have and may enforce a security interest on all property of Lessee and Guarantor(s) now or hereafter placed in or on the Leased Premises, including, but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property. All exemption laws are hereby waived by Lessee and Guarantor(s). Lessee and Guarantor(s) shall execute the Uniform Commercial Code Financing Statement attached hereto as Exhibit "E" and incorporated herein by this reference and further agree from time to time hereafter to execute as debtor and deliver to Lessor such additional financing statements as Lessor may request in order that such security interest or interests may be protected pursuant to the Uniform Commercial Code. Lessor may at its election at any time file a copy of this Lease as a financing statement. Lessor, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under the Uniform Commercial Code, including, without limitation, all self-help repossession rights under Section 9.503 of the Texas Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative of the Lessor's liens and rights provided by law or by the other terms and provisions of this Lease.

                                   ARTICLE 34.
                                   NON-WAIVER

         34.1 LESSOR NOT DEEMED TO WAIVE RIGHTS BY INACTION. Neither acceptance of rent or any other amount due hereunder by Lessor nor failure to complain of any action, non-action or default of Lessee, whether singular or repetitive, shall constitute a waiver of any of Lessor's rights hereunder. Waiver by Lessor of any right for any Event of Default by Lessee shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. No act or thing done by Lessor or its agents or representatives shall be deemed to be an acceptance of surrender of the Leased Premises and no agreement to accept a surrender of the Leased Premises shall be valid unless it is in writing and signed by a duly authorized officer or agent of Lessor.

                                   ARTICLE 35.
                                 EARLY OCCUPANCY

         35.1 EARLY OCCUPANCY BY LESSEE. Lessee will not occupy or attempt to occupy the Leased Premises or any part thereof prior to the date tendered by Lessor to Tenant pursuant to the terms hereof, except with the prior written consent of Lessor. If Lessee takes occupancy of any part of the Leased Premises prior to the beginning of the Lease term, all provisions of this Lease shall be in full force and effect commencing upon such occupancy, and rent for such period shall be paid by Lessee at the Base Rental rate as specified in Item 6(a) of the Basic Lease Provisions.

                                   ARTICLE 36.
                                  HOLDING OVER

         36.1 LESSEE HOLDOVER. If Lessee should remain in possession of the Leased Premises after the expiration or termination of this lease, without the execution by Lessor and Lessee of a new lease, then Lessee shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance subject to all the covenants and obligations of this lease, and shall pay daily rent equal to double the amount of the sum of the Base Rental plus the Additional Monthly Rent then most recently in effect, for the entire holdover period. No holding over by Lessee after the term of this Lease with the written consent of Lessor shall operate to extend the Lease for a longer period than one (1) month, and any holding over with the consent of Lessor in writing (unless a different term is specified therein) shall thereafter constitute this Lease a lease from month to month.

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LESSOR                                                                   LESSEE

                                   ARTICLE 37.
                              ESTOPPEL CERTIFICATE

         37.1 LESSEE TO PROVIDE CERTIFICATION. Lessee agrees that at any time and from time to time upon not less than ten (10) days' prior request by Lessor, Lessee shall prepare, execute and deliver to Lessor a statement in writing certifying (a) the date upon which the term of this Lease commences and terminates; (b) the date to which Base Rental and any Additional Monthly Rent has been paid; (c) the amount of any Security Deposit; (d) that Lessee has accepted and is occupying the Leased Premises; (e) that the Lease is in full force and effect and has not been modified or amended; (f) that all improvements to the Leased Premises have been satisfactorily completed; (g) that there are no defaults of Lessor under the Lease nor any existing condition upon which the giving of notice or lapse of time would constitute a default; (h) that Lessee has not received any concession; (i) that Lessee has received no notice from any insurance company of any defects or inadequacies of the Leased Premises; (j) that lessee has no options or rights other than as set forth in the Lease, (k) Lessee's and/or the Guarantors' then current financial condition, and (l) such other matters which Lessor may reasonably request. If such statement is to be delivered to a purchaser of the Complex, it shall further include the agreement of Lessee to recognize such purchaser as Lessor under the Lease and to thereafter pay rent to such purchaser or its designee in accordance with the terms of this Lease, and Lessee acknowledges that any such purchaser will rely on such statement. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee that this Lease is in full force and effect without any modification and that there are no defaults. Lessee agrees that the failure to deliver such statement shall be an event of default under this Lease.

                                   ARTICLE 38.
                               MEMORANDUM OF LEASE

         38.1 NO FILING UNLESS REQUESTED BY LESSOR. Lessee agrees, if so requested by Lessor, at any time to execute a Memorandum of Lease in recordable form setting forth the names of the parties, the term of the Lease (stating declaration of commencement of the Lease term provided for in Article 2.1), and the description of the Leased Premises, which Lessor may record in order to give record notice to third parties of this Lease. Except at Lessor's request pursuant hereto, Lessee shall never file in the Real Property Records or other public records of the Relevant County any memorandum, affidavit, notation or evidence of this Lease, and violation of this covenant by Lessee shall be an Event of Default which is not subject to any requirement of notice from Lessor or opportunity of Lessee to cure the same before Lessor pursues its remedies.

                                   ARTICLE 39.
                        LESSOR'S RIGHT TO DESIGNATE SPACE

         39.1 LESSOR'S RESERVED RIGHT. Lessor reserves the right, to be exercised at any time during the term of this Lease (including any renewals thereof), to relocate Lessee (at Lessor's sole cost) to other space in the Building which is reasonably equivalent in size to the Leased Premises. Such newly-designated space will constitute the Leased Premises for all purposes of this Lease.

                                   ARTICLE 40.
                     TENDER AND DELIVERY OF LEASE INSTRUMENT

         40.1 LEASE NOT OFFER BY LESSOR. Submission of this instrument for examination does not constitute an offer, reservation of or option for the Leased Premises. This instrument becomes effective as a lease only upon execution and delivery by both Lessor and Lessee.

                                   ARTICLE 41.
                             TIME IS OF THE ESSENCE

         41.1 TIME OF ESSENCE. In all instances where Lessee is required under the terms of this Lease to pay any sum or do any act at a particular indicated time or within an indicated period, it is understood that time is of the essence

                                   ARTICLE 42.
              INDEPENDENT OBLIGATIONS; WAIVER OF IMPLIED WARRANTIES

         42.1 INDEPENDENT OBLIGATIONS; WAIVER. LESSEE HEREBY AGREES, AS A MATERIAL PART OF THE CONSIDERATION FOR LESSOR'S ENTERING INTO THIS LEASE, THAT LESSOR HAS MADE NO WARRANTIES TO LESSEE (OR ANY OF LESSEE'S EMPLOYEES OR AGENTS) REGARDING THE CONDITION OF THE LEASED PREMISES, EITHER EXPRESS OR IMPLIED, AND LESSOR HEREBY EXPRESSLY DISCLAIMS ANY WARRANTY (INCLUDING ANY IMPLIED WARRANTY) THAT THE LEASED PREMISES ARE SUITABLE FOR LESSEE'S INTENDED USE THEREOF. LESSEE AGREES THAT LESSEE'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE LEASED PREMISES OR THE PERFORMANCE BY LESSOR OF ITS OBLIGATIONS HEREUNDER, BUT THAT LESSEE WILL CONTINUE TO PAY RENT WHEN DUE HEREUNDER, WITHOUT ABATEMENT, SET-OFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH OR ALLEGED BREACH BY LESSOR OF ANY OF ITS EXPRESS OBLIGATIONS UNDERTAKEN IN THIS LEASE.

                                      -19-
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LESSOR                                                                   LESSEE

                                   ARTICLE 43.
                                     NOTICE

         43.1 NOTICES. Any notice which may or shall be given under the terms of this Lease (except for notice of nonpayment of rent under Article 31.1(a) which may be sent by regular mail) shall be in writing and shall be either delivered by hand or sent by United Slates registered or certified mail, postage prepaid, return receipt requested, for Lessor and Lessee, to the address for notices set forth in Item 2 of the Basic Lease Provisions. Such addresses may be changed from time to time by either party by giving notice as provided above in this
Article 43.1. Notice shall be deemed given and received when delivered to the premises of the herein stipulated address of the party (if delivered by hand), or (if sent by mail) on the earlier of (i) actual receipt, or (ii) the third
(3rd) business day after deposit with the United Stales Postal Service. Any notice required of Lessor herein may be given, at Lessor's option, by an attorney engaged by Lessor.

                                   ARTICLE 44.
                                     BROKERS

         44.1 LESSEE'S REPRESENTATIONS AND INDEMNITIES. Lessee hereby warrants and represents that Lessee has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker(s) named in Item 9 of the Basic Lease Provisions, if any, and that Lessee knows of no other real estate brokers) or agent(s) who is (are) or might be entitled to a commission in connection with this Lease. Lessee hereby agrees to indemnify, defend and hold harmless Lessor from and against any and all claims and liabilities (including attorney's fees) of any agent, broker, finder or other similar party claiming through Lessee other than the broker(s) named in
Item 9 of the Basic Lease Provisions, if any, to the extent of the commissions agreed to be paid by Lessor.

         44.2 LESSOR'S OBLIGATIONS. Lessor agrees to pay all real estate commissions due in connection with this Lease to the broker(s) in the Basic Lease Provisions to the extent of Lessor's written agreements with those broker(s), provided that such broker(s) can produce suitable evidence of (their licensure by the State of Texas in a manner that such commission payment would not be in violation of any applicable law.

                                   ARTICLE 45.
                       ENTIRE AGREEMENT AND BINDING EFFECT

         45.1 NO OTHER AGREEMENTS. This Lease and any addenda or exhibits signed or initialed by the parties constitute the entire agreement between Lessor and Lessee and no prior written or prior or contemporaneous oral promises or representations shall be binding. Except as relates to changes in the Rules and Regulations provided for in Article 24 1, this lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restrictions set forth in Article 22.1, in connection with assignment and subletting by Lessee.

                                   ARTICLE 46.
                                    AUTHORITY

         46.1 MUTUAL REPRESENTATIONS AND WARRANTIES. The parties to this Lease warrant and represent to one another that each has the power and authority to enter into this Lease in the name, title and capacity herein stated and on behalf of any entity, person, or firm represented or purported to be represented by such person, and that all formal requirements necessary or required by any stale and/or federal law in order for each to enter into this Lease have been fully complied with. If Lessee is a corporation, Lessee shall be required to deliver to Lessor contemporaneously with the execution of this Lease a certified Board of Directors' resolution evidencing the authority of Lessee and the individual executing this Lease on behalf of Lessee to enter into this Lease and perform Lessee's obligations hereunder.

                                   ARTICLE 47.
                                  LAW GOVERNING

         47.1 TEXAS LAW APPLIES. This Lease shall be governed by, and construed, enforced and interpreted in accordance with. the laws of the State of Texas.

                                   ARTICLE 48.
                                   TERMINOLOGY

         48.1 CONSTRUCTION OF TERMS. Whenever required by the context, as used in this Lease, the singular number shall include the plural, and the masculine gender shall include the feminine and the neuter. Titles of Articles are for convenience only, and shall neither limit nor amplify the provisions of this Lease. Any reference to an "Article" or "Section" in this lease shall be to provisions of this Lease, unless expressly provided to the contrary.

                                      -20-
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LESSOR                                                                   LESSEE

                                   ARTICLE 49.
                                  SEVERABILITY

         49.1 INVALIDITY OF CERTAIN PROVISIONS NOT AFFECT OTHERS. This Lease is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the Stale of Texas. If any provision of this Lease (other than the provisions pertaining to payment of rent by Lessor), or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of such provision to other persons or circumstances shall not be affected thereby, but rather the remaining provisions shall be enforced to the greatest extent permitted by applicable law

                                   ARTICLE 50.
                              WAIVER OF JURY TRIAL

         50.1 WAIVER OF RIGHT TO TRIAL BY JURY. LESSEE HEREBY IRREVOCABLY WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY IN CONNECTION WITH ANY ACTION, LEGAL PROCEEDING OR HEARING WITH RESPECT TO THIS LEASE, AND SUCH WAIVER SHALL BE EFFECTIVE WITH RESPECT TO LESSEE AND ANY PARTY THAT MAY CLAIM THROUGH LESSEE. LESSEE HAS READ THIS PARAGRAPH, HAS BEEN REPRESENTED BY COMPETENT LEGAL COUNSEL OF ITS CHOICE, AND THE WAIVERS MADE IN THIS PARAGRAPH HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY AND AS PART OF THE CONSIDERATION FOR THIS LEASE. LESSEE HAS NO KNOWLEDGE OF ANY DEFENSE THAT MAY BE MADE AGAINST ENFORCEMENT OF THIS WAIVER AND AGREEMENT.

                                   ARTICLE 51.
                    NO LESSOR OBLIGATION TO PROVIDE SECURITY

         51.1 RELEASE AND INDEMNITY. Neither Lessor nor its property management agent shall have any liability to Lessee or any third party whomsoever, including, without limitation, Lessee's employees, officers, agents, representatives, contractors, customers, invitees or licenses, for damage, injury or loss to persons or property resulting from criminal activity occurring upon the Leased Premises, the Complex, or adjacent thereto, whether such criminal activity is by other tenants, their employees, agents, officers, representatives, customers, invitees, licensees, contractors or others, or is by any third parties whomsoever. Lessee shall fully insure itself, as it may deem appropriate, to protect itself from claims for any such possible injury, loss or damage to persons or property resulting from criminal activity, including claims asserted by its employees, agents, officers, representatives, customers, invitees, licensees and contractors. Lessee shall indemnify, defend and hold harmless Lessor and its property management agent from and against any claims for damage, loss or injury to persons or property asserted by Lessee's employees, agents, officers, representatives, customers, invitees, licensees or contractors resulting from any such criminal activity, WHETHER BASED ON ALLEGED NEGLIGENCE OF LESSOR OR OTHERWISE.

         51.2 LESSEE'S PROVISION OF SECURITY. Subject to Lessor's prior written approval, which shall not be unreasonably withheld, Lessee may at its cost take whatever precautions may be necessary in the Leased Premises and in the common areas of the Complex to protect its employees, officers, agents, representatives, customers, visitors, contractors, suppliers, invitees and licensees from criminal activity when on the Leased Premises or the Complex, or in the vicinity thereof, but nothing herein shall be deemed or construed as an undertaking or obligation enforceable against Lessee by any such third party. Lessee shall be responsible for informing itself as to the risk of crime from time to time on and in the vicinity of the Complex and Lessee shall not rely on Lessor to obtain, monitor or disseminate such crime information. Any dissemination of crime information by Lessor or its management agent shall be without obligation or liability on the part of Lessor or its management agent to do so in the future, and neither Lessor nor its management agent shall have liability or responsibility for the accuracy or completeness of any such information as the parties understand and acknowledge that such information shall be from sources the reliability of which Landlord does not undertake to verify or investigate. Lessee is in an equal position to Lessor in terms of its ability to investigate or obtain further verification of the facts surrounding any particular crime reported by Lessor or otherwise coming to the attention of Lessee.

                                   ARTICLE 52.
                               HAZARDOUS MATERIALS

         52.1 DEFINITIONS. As used in this Section the term "HAZARDOUS MATERIALS" shall mean any substance, material. chemical, gas, waste or other matter, which has been or in the future is classified by any federal, state or local law, code, regulation, ruling, ordinance or order as being harmful to the environment, public health or safety or the source of liability based upon the contamination of property or the environment or for the cleanup of such contamination. The term "ENVIRONMENTAL LAW" shall mean any law, code, regulation, ruling, ordinance or order of any federal, state or local governmental authority concerning the protection of the environment or regulating, prohibiting or imposing liability for the contamination of properly, soil, water or air by Hazardous Materials, the release, movement, migration, use, handling, storage, treatment, transportation or disposal of Hazardous Materials, or the cleanup or removal thereof.

         52.2 NO REPRESENTATION BY LESSOR. Lessor makes no representations regarding the condition of the Leased Premises or the presence of Hazardous Materials at the Leased Premises.

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LESSOR                                                                   LESSEE

         52.3 LESSEE'S COVENANTS. Other than as permitted by the terms of
Section 52.4, below, Lessee covenants and agrees not to store, dump, bury, or spill Hazardous Materials on, or otherwise contaminate with any Hazardous Materials, any part of the leased Premises or the Complex, or allow its employees, agents, representatives, contractors, invitees, subtenants or concessionaires, if any, to do so. Lessee shall be responsible for all costs incurred in complying with all Environmental laws relating to Hazardous Materials which Lessee or its agent, employees, contractors, invitees, subtenants, or concessionaires, store, use or handle in or upon the leased Premises or the Complex at any time during the Lease Term. Lessee shall indemnify, defend and hold harmless Lessor from and against any and all claims, judgment, damages, penalties, fines, costs, liabilities and losses (including, without limitation, sums paid in settlement of claims, attorneys' fees and expert fees) which arise out of any contamination of the Complex or any part thereof by Lessee, its agents, employees, contractors, or invitees, or any subtenant or concessionaire put into possession of all or any part of the Leased Premises by Lessee, whether or not such claim is based on the negligence or alleged negligence of Lessor or any other party.

         52.4 LIMITED PERMITTED USES. Provided that such Hazardous Materials are necessary for the usual operation of a business the type described in the Permitted Use provision hereof, and same are at all times stored, used and handled, and disposed of off the premises of the Complex, in compliance with all Environmental Laws, Lessee shall have the right to store, use and handle on the Leased Premises minor quantities of generally available Hazardous Materials used for routine cleaning and maintenance of the Leased Premises and other operational aspects of its business being conducted in compliance with the Permitted Use provisions hereof, and provided that same are at all tunes stored and kept leak free in their original manufacturer's containers. Should Lessee desire to conduct any operations upon the Leased Premises that are not contemplated by the first sentence of this Article 52 4 and that involve a material or unusually high risk of contamination of the Complex, and should Lessor in its discretion determine to permit such use, Lessor reserves the right to require Lessee to provide such environmental protection insurance coverage naming Lessor as Lessor in its sole discretion determines to be appropriate.

         52.5 THIS SECTION SUPERSEDES ANY CONFLICTING PROVISION. The provision in this Article 52 shall supersede any other provisions in this Lease regarding the use, maintenance, repair, construction, remodeling or reconstruction of the Leased Premises or Common Areas of the Complex, or any part thereof, to the extent inconsistent with the provisions hereof. The representations, warranties and agreements of the parties set forth herein shall survive the expiration of the Lease Term or the termination of this lease for any other reason whatsoever.

                                   ARTICLE 53.
                                    GUARANTY

         53.1 GUARANTY IS MATERIAL INDUCEMENT. As a material inducement to Lessor to enter into this Lease with Lessee, Lessee has procured from the Guarantor(s) named in Item 11 of the Basic Lease Provisions, a Guaranty in favor of Lessor in the form attached hereto as Exhibit "F" and incorporated herein by this reference.

         NOTICE: NO PERSON OTHER THAN THE INDIVIDUAL SIGNING BELOW AS THE AUTHORIZED REPRESENTATIVE OF LESSOR MAY BIND THE LESSOR TO ANY AGREEMENT WHATSOEVER, AND ANY ORAL OR VERBAL REPRESENTATIONS, STATEMENTS, PROMISES OR AGREEMENTS OF ANY OTHER PERSON (REGARDLESS OF WHETHER PURPORTING TO REPRESENT OR APPARENTLY REPRESENTING THE LESSOR) SHALL NOT BE BINDING ON LESSOR UNLESS EXPRESSLY CONTAINED IN THIS LEASE.

         EXECUTED in multiple counterparts, each of which shall have the force and effect of an original, as of the dale and year first set forth above.

LESSOR:                                   LESSEE:
------                                    ------

5301 Hollister, L.P , a Texas             Allstate Dataworks, LLC
Limited Partnership

By:                                       By: /s/ Terry E. Stepanik
    ---------------------------------         ----------------------------------

Name:                                     Name: Terry E. Stepanik
    ---------------------------------         ----------------------------------
           (Print Name)                                  (Print Name)

Title:                                    Title:    General Manager
    ---------------------------------         ----------------------------------

Date:                                     Date: 11/3/97
    ---------------------------------         ----------------------------------

GUARANTOR (Individual):                   GUARANTOR (Individual):
----------------------                    ----------------------

    ---------------------------------         ----------------------------------

Print Name:                               Print Name:
    ---------------------------------         ----------------------------------

Date:                                     Date:
    ---------------------------------         ----------------------------------

Residence Address                         Residence Address
    ---------------------------------         ----------------------------------
    ---------------------------------         ----------------------------------
Social Security No.:                      Social Security No.:
    ---------------------------------         ----------------------------------

GUARANTOR (Company):                      GUARANTOR (Company):
-------------------                       -------------------


By:                                       By: Allstate Communications, Inc.
    ---------------------------------         ----------------------------------
Name:                                     Name:   John O. Cooper
    ---------------------------------         ----------------------------------
               (Print Name)                          (Print Name)

Title:                                    Title: President
    ---------------------------------         ----------------------------------
Date:                                     Date:  11-11-97
    ---------------------------------         ----------------------------------

Taxpayer I.D. No.                         Taxpayer I.D. No.   95-427-5048
    ---------------------------------         ----------------------------------

Current Registered Agent and Registered   Current Registered Agent and
Office Address (if corporation) or        Registered Office Address (if
Principal Business Address (if other      corporation) or Principal Business
type of entity) for any company           Address (if other type of entity) for
Guarantor                                 any company Guarantor


                                              Timothy F. Umbreit
    ---------------------------------         ----------------------------------
                                              9000 Sunset Blvd. 6th Fl.
    ---------------------------------         ----------------------------------
                                              Los Angeles, CA  90069
    ---------------------------------         ----------------------------------

                                   EXHIBIT "A"

                             DESCRIPTION OF THE LAND



                         [LEGAL DESCRIPTION TO BE ADDED]



                         5301 Hollister Office Building
                                 5301 Hollister
                                 Houston, Texas

--------------------------------------------------------------------------------
                                LEGAL DESCRIPTION
--------------------------------------------------------------------------------

FIELD NOTES FOR 3.8822 ACRES OF LAND DESCRIBED IN DEED TO FM 1960, INCORPORATED RECORDED UNDER HARRIS COUNTY CLERK'S FILE NO. M004530, BEING ALL OF RESERVE "B", BLOCK 5, NORTHWEST CROSSING SECTION 2 RECORDED IN VOLUME 218, PAGE 49, HARRIS COUNTY MAP RECORDS, LOCATED IN THE JOSEPH BAYS SURVEY, ABSTRACT 127, HARRIS COUNTY, TEXAS

BEGINNING at a 1/2 inch iron rod set in north line Hillmont Street (60 feet wide) and the common line between Dow Acre Addition recorded in Volume 34, page 67, Harris County Map Records and the west line of Reserve "B", Block 5, Northwest Crossing Section 2, said point being the southwest corner of the herein described tract and Reserve "B",

THENCE N 1 deg 45 min 18 sec W, along said common line, at 564.02 feet pass a 5/8 inch iron rod found in the south line of a 95 feet wide drainage easement for all the northwest corner of the herein described tract and Reserve "B",

THENCE S 14 deg 19 min 28 sec E, along the center of said drainage casement, 3123.18 feet to a point in the west line of Hollister Road for the northeast corner of the herein described tract and Reserve "B",

THENCE S 2 deg 07 min '02 sec E, along the west line of Hollister Road, at 49.88 feet pass a 5/8 inch iron rod found in the south line of the above mentioned 95 feet wide drainage easement, in all 506.38 feet to a 5/8 inch iron rod found in the cutback line along Hollister Road for the most easterly southeast corner of the herein described tract and Reserve "B",

THENCE S 42 deg 41 min 25 sec W, along sand cutback line, 14.19 feet to a 5/8 inch iron rod found for the most southerly southeast corner of the herein described tract and Reserve "B",

THENCE S 87 deg 29 min 53 sec W, along the north line of Hillmont Street, 291.14 feet to the PLACE OF BEGINNING.

                                      A-1
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Lessor                                                                  Lessee

                                   EXHIBIT "C"
                                   -----------

Lessor, at Lessor's sole cost, shall paint and carpet the Lease Premises, re-balance the HVAC and add six (6) additional duplex outlets to the Lease Premises, all with building standard materials.














                                       C-1
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Lessor                                                                  Lessee

                                   EXHIBIT "D"
                                   -----------

                              RULES AND REGULATIONS

         The following Rules and Regulations are hereby made by Lessor and accepted by LESSEE:

         1. LESSEE, its agents, representatives and employees shall not block or obstruct any of the entries, passages, doors, elevators, elevator doors, hallways or stairways of the Building or garage, or place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress of LESSEE, its agents, representatives, employees, visitors or invitees.

         2. The movement of furniture, equipment, merchandise or materials within, into or out of the Building or garage facilities shall be restricted to time, method and routing of movement as determined by LESSOR upon request from LESSEE and LESSEE shall assume all liability and risk to property, the Leased Premises and the Building in such movement. Safes and other heavy equipment shall be moved into the Building and the Leased Premises only with LESSOR's written consent and placed where directed by LESSOR.

         3. No sign, door plaque, advertisement or notice shall be displayed, painted or affixed by LESSEE, its agents, representatives or employees in or on any part of the outside or inside of the Building, garage facilities or the Leased Premises without the prior written consent of LESSOR and then only such color, size, character, style and material and in such places as shall be approved and designated in writing by LESSOR. Signs on doors and entrances to the leased Premises shall be placed thereon by a contractor designated by LESSOR.

         4. LESSEE shall not tamper with or attempt to replace or modify its listing on the Building directory.

         5 LESSOR shall not be responsible for lost or stolen personal property, equipment, money or any article taken from the Leased Premises, the Building or garage facilities regardless of how or when any such loss occurs.

         6. LESSEE, its agents, representatives and employees shall not install or operate any refrigerating, heating or air conditioning apparatus or carry on any mechanical operation or bring into the Leased Premises, the Building or the garage facilities any flammable fluids or explosives without the prior written consent of LESSOR.

         7. LESSEE, its agents, representatives or employees shall not use the Building, the Leased Premises or the garage facilities for housing, lodging or sleeping purposes, or for the cooking or preparation of food without the prior written consent of LESSOR.

         8. LESSEE, its agents, representatives or employees shall not bring into the garage facilities, the Building or the Leased Premises or keep on the Leased Premises any dog, bird or animal. LESSEE, its agents, representatives or employees shall not bring info the garage facilities or the Building or keep on the Leased, Premises any bicycle or other vehicle without the prior written consent of LESSOR.

         9. No additional locks shall be placed on any door in the Building without the prior written consent of LESSOR. LESSOR shall furnish the Allotted Number of keys to each lock on corridor doors in the Leased Premises and LESSOR, upon request of LESSEE, shall provide additional duplicate keys at LESSEE's expense. LESSOR may at all limes keep a passkey to the Leased Premises. All keys shall be returned to LESSOR promptly upon termination of this Lease.

         10. LESSEE, its agents, representatives or employees shall do no painting or decorating in the Leased Premises; or mark, paint or cut into, drive nails or screw into or any way deface any part of the Leased Premises or the Building without the prior written consent of LESSOR. If LESSEE desires signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at expense of LESSEE, with the approval and under the direction of LESSOR.

         11. LESSOR reserves the right to close the Building at 7:00 p.m. subject, however, to LESSEE's right to admittance under regulations prescribed by LESSOR, to require all persons entering the Building after 6:00 p.m. to identify themselves to a watchman and establish their right to enter or leave the Building, and to have access to all mail chutes according to rules of the United States Postal Service.

         12. LESSEE, its agents, representatives and employees shall not permit the operation of any musical or sound producing instrument or any type of instrument or device which may be heard outside the Leased Premises, the Building or the garage facilities, or which may emanate electrical waves which will impair radio or television broadcasting or reception from or in the Building.

         13. LESSEE, its agents, representatives and employees shall, before leaving the leased Premises unattended, close and lock all doors and shut off all utilities; damage resulting from failure to do so shall be paid by LESSEE.

         14. All plate and other glass now in the Leased Premises which is broken through cause attributable to LESSEE, its agents, representatives or employees, shall be replaced by LESSOR at the expense of LESSEE.

         15. LESSEE shall give LESSOR prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part or appurtenance of the Leased Premises.

                                       D-1
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Lessor                                                                  Lessee

         16. In the event LESSEE is expressly granted rights and/or privileges in and to parking areas or facilities under this Lease, the following shall apply: LESSEE and LESSEE's employees shall park their cars only in those portions of the parking garage and areas that are from lime to time designated for that purpose by LESSOR. LESSOR shall have the right from time to time to relocate parking areas for use by LESSEE, its officers, agents, employees, invitees, licensees and customers. LESSEE shall furnish LESSOR in writing, the make, model, color and state automobile license number (automobile license numbers to be submitted on a yearly basis) assigned to LESSEE's car or cars and cars of LESSEE's employees, agents and licensees within ten (10) days after taking possession of the Leased Premises and shall thereafter notify LESSOR in writing of any changes thereof, including, but not limited to, the dismissal and/or addition of employees, agents and/or licensees within five (5) days after such changes occur. In the event LESSEE, its employees, agents and/or licensees fail to park their cars in the parking areas so designated from time to time by LESSOR, then LESSOR at its option shall have the right to charge LESSEE $10 per car per day parked in any area other than that so designated and/or tow such vehicle, away at LESSEE's cost and expense. In the event LESSOR should exercise such option, the money due LESSOR under the provisions of this Paragraph 16 shall be deemed additional rental due under the Lease and such amount shall be subject to all of those provisions in this Lease pertaining to the payment of rental.

         17. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision by LESSEE or its employees, agents or invitees shall be borne by LESSEE.

         18. All contractors and/or technicians performing work for LESSEE within the Building or garage facilities shall be referred to LESSOR for approval before performing such work. This provision shall apply to all work including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments and all installations affecting floors, walls, windows, doors, ceilings, equipment or any other physical feature of the Building. None of such work shall be done by LESSEE without LESSOR's prior written approval.

         19. Should LESSEE desire to place in the Building or garage facilities any unusually heavy equipment, including, but not limited to, large files, safes and electronic data processing equipment, LESSEE shall first obtain written approval of LESSOR for the use of the Building elevators and of the proposed location in which such equipment is to be installed. Maximum live floor loads (excluding partitioning only) shall not exceed fifty (50) pounds per square foot.

         20. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of LESSOR

         21. No space in the Building or garage facilities shall be used for manufacturing, public sales, for the storage of merchandise, or for the safe of merchandise, goods or property of any kind or auction.

         22. Canvassing, soliciting and peddling in the Building or garage facilities is prohibited and each LESSEE shall cooperate to prevent the same.

         23. There shall not be used in any space, or in the public halls of any Building, either by any LESSEE or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

         24. LESSEE shall not permit any portion of the Leased Premises to be used as an office for a public stenographer or typewriter, for the sale of food, drink, liquor or tobacco, for a barber or manicure shop, for retail sales to the general public, for an employment bureau, or for auctions or sales of personal property and chattels.

         25. No person or contractor not employed by LESSOR shall be used to perform janitor work, window washing, cleaning, decorating, repair or other work in the Leased Premises. LESSOR'S janitors shall not be hindered by LESSEE after 5:30 p.m.

         26. In the event LESSEE must dispose of crates, boxes or other articles which will not fit into office wastepaper baskets, it shall be the responsibility of LESSEE to dispose of such articles. In no event shall LESSEE set such items in the public hallways or other areas of the Building or garage, excepting LESSEE's own Leased Premises for disposal.

         27. LESSEE is cautioned in purchasing furniture that the size is limited to such as can be placed on the elevator and will pass through the doors of the offices. Large pieces should be made in parts and set up in the offices, LESSOR reserves the right to refuse to allow to be placed in the Building any furniture or fittings of any description which do not comply with the above conditions.

         28. LESSEE shall be responsible for any damage to carpeting and flooring as a result of rust or corrosion of file cabinets, pot holders, roller chairs and metal objects.

         29. Glass panel doors that reflect or admit light into the passageways or into any place in the Building shall not be covered or obstructed by LESSEE.

         30. If LESSEE employs laborers or others outside of the Building, LESSEE shall not have such employees paid in the Building, but shall arrange to pay their payrolls elsewhere.

                                      D-2
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Lessor                                                                  Lessee

                                   EXHIBIT "F"
                                   -----------

                           GUARANTY OF LEASE AGREEMENT

         FOR VALUE RECEIVED, and in consideration for, and as an inducement to 5301 Hollister, L.P., a Texas Limited Partnership ( "LESSOR") to enter into the foregoing lease dated ______________, 1997 (the "Lease"), the undersigned hereby fully and unconditionally guarantee(s) to LESSOR, its heirs, legal representatives, successors and assigns, the payment of the rent and all other sums to be paid by Allstate Dataworks, LLC ("LESSEE") under the lease and the full performance and observance by LESSEE of all the other terms, covenants, conditions and agreements (including the Rules and Regulations) therein provided to be performed and observed by LESSEE, for which the undersigned shall be jointly and severally liable with LESSEE, without requiring any notice of nonpayment, nonperformance, or nonobservance or proof of notice or demand, whereby to charge the undersigned, all of which the undersigned hereby expressly waive(s) and the undersigned expressly agree(s) that LESSOR may proceed against the undersigned separately or jointly before or after or simultaneously with proceeding against LESSEE for default and that this Guaranty shall not be terminated, affected or impaired, in any way or manner whatsoever by reason of the assertion by LESSOR against LESSEE of any of the rights or remedies reserved to LESSOR pursuant to the provisions of the Lease, or by reason of summary or other proceedings against LESSEE, or by the bankruptcy or insolvency of LESSEE, or by the omission of LESSOR to enforce any of its rights against LESSEE or by reason of any extensions of time or indulgence granted by LESSOR to LESSEE. The undersigned further covenant(s) and agree(s) as follows:

         (1) that the undersigned shall be bound by all the provisions, terms, conditions, restrictions and limitations contained in the Lease, the same as though the undersigned was(were) named therein as LESSEE; and

         (2) that this Guaranty shall be absolute and unconditional and shall remain and continue in full force and effect for a period of 12 months from the Commencement Date of this Lease Agreement and shall be limited to the out of pocket costs incurred by Lessor, including, but not limited to improvement costs, commissions and attorney's fees, if any.

Each signatory hereto shall be individually bound by the terms of this Guaranty whether or not any other party or person has executed the same. If LESSOR at any time is compelled to take any action or proceeding in court or otherwise to enforce or compel compliance with the terms of this Guaranty, the undersigned shall, in addition to any other rights or remedies to which LESSOR may be entitled to under the Lease or as a matter of law or in equity, be obligated to pay all costs, including attorney's fees, incurred or expended by LESSOR in connection therewith. Further, the undersigned hereby covenant(s) and agree(s) to assume the Lease and to perform all of the terms and conditions thereunder for the balance of the original term should the Lease be disaffirmed by the Trustee in bankruptcy for LESSEE, or at the option of LESSOR, the undersigned shall, in the event of LESSEE'S bankruptcy, make and enter into a new lease for the balance of the original term, which such new lease shall in form and substance identical to the Lease. All obligations and liabilities of the undersigned pursuant to this Guaranty shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned. This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.




THE STATE OF TEXAS      ss.               GUARANTOR (Individual):
                        ss.
COUNTY OF HARRIS        ss.               --------------------------------------

ACKNOWLEDGED before me this ___ day of    Print Name:
                                                       -------------------------

___________________________, 19_______    Date: ______________________  19______

______________________________________    Residence Address:
Notary Public, State of Texas
                                          ______________________________________
______________________________________
Notary's Printed Name                     ______________________________________

My Commission Expires:                    Social Security No.:
                       ---------------                         -----------------

                                        F-1
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Lessor                                                                  Lessee

THE STATE OF TEXAS      ss.               GUARANTOR (Company):
                        ss.
COUNTY OF HARRIS        ss.               Allstate Communications, Inc.
                                          a California Corporation
                                          --------------------------------------
ACKNOWLEDGED before me this ____ day of   (Company Name and Type of
                                             Organization)

_________________________, 19_________


                                          By:
--------------------------------------        ----------------------------------
Notary Public, State of Texas
                                          Name: John O Cooper
                                                --------------------------------
                                                (Print Name)
--------------------------------------
Notary's Printed Name                     Title: President
                                                 -------------------------------

M Commission Expires:                     Date: November 11  1997
                     -----------------          --------------------------------

Current Registered Agent and Registered   Current Registered Agent and
Office Address (if corporation) or        Registered Office Address (if
Principal Business Address (if other      corporation) or Principal Business
type of entity) for any company           Address (if other type of entity) for
Guarantor                                 any company Guarantor


                                              Timothy F. Umbreit
    ---------------------------------         ----------------------------------
                                              9000 Sunset Blvd. 6th Fl.
    ---------------------------------         ----------------------------------
                                              Los Angeles, CA  90069
    ---------------------------------         ----------------------------------



                                      F-2
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Lessor                                                                  Lessee